N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2022

Item 1. REPORTS TO STOCKHOLDERS.

THE INTEGRITY FUNDS

Integrity Dividend Harvest Fund

Integrity ESG Growth & Income Fund

Integrity High Income Fund

Integrity Mid-North American Resources Fund

Integrity Short Term Government Fund

Annual Report | July 31, 2022

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian UMB Bank 928 Grand Blvd. Kansas City, MO 64106
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Integrity Viking Funds’ (the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be available on the Funds’ website (https://www.integrityvikingfunds.com/Documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you hold Fund shares through a financial intermediary and you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by notifying your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports, or if you are a direct investor, by calling the Funds at 800-601-5593. Your election to receive reports in paper will apply to all Funds you hold directly or through your financial intermediary, as applicable.

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report for Integrity Dividend Harvest Fund (the “Fund”) for the year ended July 31, 2022 (“the period”). The Fund’s portfolio and related financial statements are presented within for your review.

The period saw the S&P 500 TR Index (“S&P 500”) return -4.64%. The S&P 500 tumbled over 20% in just the first six months of 2022, marking the worst first half in over 50 years. Growth stocks sold off the hardest as the Federal Reserve began raising interest rates to combat 40-year-high inflation. Investors also had to digest that the U.S. economy shrank for a second quarter in a row. Typically, two quarters of negative growth for the economy is considered a recession. Ongoing geopolitical conflicts throughout the period, such as Russia’s invasion of Ukraine, also weighed on investors. All of these factors have contributed to increasing fears of global economic slowdown. While equity markets did rise near the end of the period, we have yet to see if stocks have made a bottom in this bear market.

Per the U.S. Bureau of Labor Statistics, the period began with an unemployment rate of 5.4% and ended the period at 3.5%, matching the low just before the COVID pandemic started. The unemployment rate spiked to 14.8% in April 2020 due to COVID lockdowns, but has been steadily declining since then.

The Federal Reserve’s Federal Open Market Committee began raising interest rates in an attempt to slow inflation. They voted to raise the federal funds rate by 0.25% at the March meeting, 0.50% at the May meeting, and 0.75% at both the June and July meetings. As of the end of the period, the target range for the federal funds rate stood at 2.25% to 2.50%, with market participants expecting further rate increases.

During the period, the Energy sector was the stand-out best performer. Oil prices were already climbing due to tight supply and demand when the Russia and Ukraine conflict intensified. With Russia being one of the world’s largest oil producers, this conflict caused the price of oil to jump to highs not seen in years. A number of sectors had negative returns for the period. After a long trend upwards, growth stocks were hit harder than most. Rising interest rates generally have a more negative impact on growth stocks. The Communication Services, Consumer Discretionary, and Information Technology sectors were some of the worst performing. Value stocks came back in favor after lagging the market for years as investors sought relative safety.

The Fund’s total returns for Class A, C, and I shares were 11.41%*, 10.54%*, and 11.68%*, respectively, for the year ended July 31, 2022 while the S&P 500 returned -4.64%. The Fund is in the Morningstar Large Value category which returned -0.07% over the same time period. The Fund outperformed its Morningstar category and the S&P 500. The Fund’s outperformance relative to the S&P 500 was primarily driven by an overweight allocation to Energy, stock selection in Healthcare, and stock selection in Communication Services. Detracting from relative performance was stock selection in Utilities.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team (“Team”) considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2022

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	11.41%	10.21%	9.06%	10.40%	10.45%
Class A With sales charge (5.00%)	5.81%	8.34%	7.95%	9.83%	9.90%
Class C Without CDSC	10.54%	9.38%	8.25%	N/A	9.09%
Class C With CDSC (1.00%)	9.54%	9.38%	8.25%	N/A	9.09%
Class I Without sales charge	11.68%	10.48%	9.33%	N/A	9.16%
* May 1, 2012 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.44%, 2.19%, and 1.19% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2022 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2022 with the approval of the Fund’s Board of Trustees.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY ESG GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report for Integrity ESG Growth & Income Fund, (the “Fund”) for the year ended July 31, 2022 (“the period”). The Fund’s portfolio and related financial statements are presented within for your review.

The period saw the S&P 500 TR Index (“S&P 500”) return -4.64%. The S&P 500 tumbled over 20% in just the first six months of 2022, marking the worst first half in over 50 years. Growth stocks sold off the hardest as the Federal Reserve began raising interest rates to combat 40-year-high inflation. Investors also had to digest that the U.S. economy shrank for a second quarter in row. Typically, two quarters of negative growth for the economy is considered a recession. Ongoing geopolitical conflicts throughout the period, such as Russia’s invasion of Ukraine, also weighed on investors. All of these factors have contributed to increasing fears of global economic slowdown. While equity markets did rise near the end of the period, we have yet to see if stocks have made a bottom in this bear market.

Per the U.S. Bureau of Labor Statistics, the period began with an unemployment rate of 5.4% and ended the period at 3.5%, matching the low just before the COVID pandemic started. The unemployment rate spiked to 14.8% in April 2020 due to COVID lockdowns, but has been steadily declining since then.

The Federal Reserve’s Federal Open Market Committee began raising interest rates in an attempt to slow inflation. They voted to raise the federal funds rate by 0.25% at the March meeting, 0.50% at the May meeting, and 0.75% at both the June and July meetings. As of the end of the period, the target range for the federal funds rate stood at 2.25% to 2.50%, with market participants expecting further rate increases.

During the period, the Energy sector was the stand-out best performer. Oil prices were already climbing due to tight supply and demand when the Russia and Ukraine conflict intensified. With Russia being one of the world’s largest oil producers, this conflict caused the price of oil to jump to highs not seen in years. A number of sectors had negative returns for the period. After a long trend upwards, growth stocks were hit harder than most. Rising interest rates generally have a more negative impact on growth stocks. The Communication Services, Consumer Discretionary, and Information Technology sectors were some of the worst performing. Value stocks came back in favor after lagging the market for years as investors sought relative safety.

The Fund’s total returns for Class A, C, and I shares were -8.37%*, -9.05%*, and -8.12%*, respectively, for the year ended July 31, 2022 while the S&P 500 returned -4.64%. The Fund is in the Morningstar Large Blend category which returned -6.36% over the same time period. The Fund underperformed its Morningstar category and the S&P 500. The Fund’s underperformance relative to the S&P 500 was primarily driven by an underweight allocation to Energy and stock selection in Consumer Discretionary and Financials. Aiding relative performance was stock selection in Healthcare.

The Fund is managed using a blended growth and income investment strategy. We seek to invest primarily in domestic common stocks, balancing investments between growth & dividend paying stocks, depending on where we see the best value. We also try to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY ESG GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2022

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-8.37%	11.05%	12.24%	11.92%	9.10%
Class A With sales charge (5.00%)	-12.94%	9.17%	11.10%	11.34%	8.90%
Class C Without CDSC	-9.05%	10.44%	11.65%	N/A	9.57%
Class C With CDSC (1.00%)	-9.95%	10.44%	11.65%	N/A	9.57%
Class I Without sales charge	-8.12%	11.32%	12.52%	N/A	12.41%
* January 3, 1995 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.80%, 2.55%, and 1.54% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.24%, 1.99%, and .99% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2022 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.24%, 1.99%, and .99% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2022 with the approval of the Fund’s Board of Trustees.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report for the Integrity High Income Fund (the “High Income Fund” or the “Fund”) for the year ended July 31, 2022. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

During August and September 2021, the market continued its sideways move with spreads modestly tighter while yields had begun to increase. October and November were the first back-to-back negative return months for the high yield market since February and March 2020. Despite being negative in October, there was no real driver to returns until Fed rhetoric became more hawkish in November, which was followed by the outbreak of the Omicron variant which sent returns materially lower, spreads wider and yields higher. This move was reversed in December as the short-lived weakness was seen as a buying opportunity, and high yield finished the year with a +5.3% return as spreads completely absorbed the increase in interest rates. January was the worst return month of the first quarter 2022 and the high yield market sold off as the US Treasury rates quickly began rising and spreads widened by more than 50bps. During February and March, despite Russia’s invasion of Ukraine, high yield spreads actually tightened modestly, mostly moving sideways, as yields climbed higher. Despite being the tenth worst return quarter in history, BBs led the declines given rate volatility was more significant than spread volatility. Once first quarter 2022 earnings began rolling through, inflation and supply chain rhetoric drove investor sentiment despite an otherwise impressive first quarter. The sell-off to end the month resulted in April’s return of -3.6%, and this weakness continued into May before a somewhat surprising late month rally that led to the only positive return month this year. The first 10 days of June experienced a similar reprieve, and while spreads widened modestly, new issue activity resumed, and the market felt orderly. Following the higher-than-expected inflation print and the subsequent hawkish rate hike from the Fed, however, the high yield market finished June down more than 6%, capping off the historically bad start to the year with one of the worst single-month returns on record. July then marked a stark reversal in which the market returned over 6%, reversing the pain from the first half of the year despite no distinct catalyst within risk assets.

The high yield market decreased -7.73% for the trailing twelve-month period ending July 31st (as measured by the ICE BofA US High Yield Constrained Index, HUC0) as spreads widened 153 bps to 500 bps as yields increased 4.03% to 7.74%. Despite the significant widening earlier in the year, spreads and yields are 94 bps tighter and 1.21% lower than they were at the end of June. Higher quality outperformed for the trailing 12-month period, particularly during the second quarter and subsequent rally in July 2022; BB’s returned -7.16%, single-Bs -7.12%, and CCCs -12.19%. Energy, transportation and insurance were the best performing sectors over the last twelve months while banking, retail and healthcare underperformed.

Year-to-date, gross issuance of $72.9bn and net of $38.5bn compares to $330.9bn and $111.8bn through the first 7 months in 2021 and $483.0bn and $192.3bn for the full year. Following the record issuance in 2020 and 2021, only 6% of the high yield market matures by the end of 2023, so issuers have not been forced to issue bonds in 2022. Entering the year, M&A activity was expected to drive issuance, but given the volatility, M&A activity has been muted relative to expectations. The first half of 2022 experienced a record six-month outflow of -$45.0bn before July posted a $4bn inflow. Full year 2021 mutual fund outflows of -$13.6bn compare to 2020’s record inflows of $44.8bn.

2021 marked the lowest annual default volume since 2007 with just $4.1bn of defaults. Year-to-date, six companies have defaulted totaling $11.2bn. The trailing 12-month par weighted default rate hit its all-time low in April, 0.23%, and has since risen to 0.76%, remaining well below the long- term average of 3.5%. With a -7.73% return for the trailing twelve-month period ended July 31, 2022, high yield (HUC0) outperformed all other major fixed income asset classes except for 5-year Treasuries (GA05), -7.46%. Underperforming asset classes included U.S. Aggregate (D0A0), -9.26%, high-grade credit (C0A0), -12.35%, and emerging markets (EMCB), -15.32%.

Portfolio Performance and Positioning

For the trailing twelve-month period ended July 31, 2022, the Integrity High Income Fund returned -6.14% (A Class Shares, net of fees), -6.82% (C Class Shares, net of fees) and -6.04% (I Class Shares, net of fees) compared to its benchmark, the Bloomberg Barclays U.S. High Yield Index, which returned -8.02%. The Fund’s A Class Shares outperformed the benchmark for the twelve-month period as a result of security selection in the independent energy, cable satellite and chemicals sectors. The largest contributions to performance resulted from relative weightings in Chord Energy, Reichhold Industries, VICI Properties, VEON Ltd. and Ligado Networks.

Alternatively, relative performance was hindered by our security selection in the pharmaceuticals sector in addition to our underweights to both the aerospace/defense and refining sectors. Specifically, relative weightings in Bausch Health Companies, MYT Holdings, Intelsat SA, iHeartmedia and TransDigm Group detracted from performance in the period.

Compared to the benchmark on July 31, 2022, the Fund was overweight in the cable satellite, healthcare and consumer products sectors due to our view of the relative value opportunities within those sectors. The Fund was underweight in the finance companies, aerospace/defense and P&C sectors because we have not found these sectors attractive due to challenging fundamental outlooks or rich valuations. Relative to the benchmark on July 31, 2022, the Fund’s yield, spread and duration were all lower than those of the benchmark.

Market Outlook

It is important to remember that the high yield market entered this period of stress from a position of strength. Issuer fundamentals peaked in late 2021 and remain in good shape currently, lowly levered with coverage ratios at all-time highs, revenue and EBITDA growth, although margin pressures have certainly impacted the income statement and will continue to do so. With only 6% of the high yield market maturing by the end of 2023, high yield issuers have the luxury of patience regarding the capital markets. Limited distressed debt points to a low default environment for the remainder of 2022, and the higher credit quality market should keep a lid on spreads in the event we enter a recession. Following July’s strong performance, the market now screens fair to other asset classes, but is pricing in a lower probability of recession, believing the Fed may be able to execute a soft landing.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook                                                                                      Thomas G. Hauser

Managing Director                                                                                Managing Director

J.P. Morgan Investment Management, Inc.                                     J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. (“JPMIM”), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2022

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-6.14%	2.39%	3.26%	4.49%	4.89%
Class A With sales charge (4.25%)	-10.13%	0.93%	2.37%	4.05%	4.65%
Class C Without CDSC	-6.82%	1.67%	2.50%	3.73%	4.09%
Class C With CDSC (1.00%)	-7.72%	1.67%	2.50%	3.73%	4.09%
Class I Without sales charge	-6.04%	2.64%	3.49%	N/A	4.54%
* April 30, 2004 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.63%, 2.38%, and 1.38% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2022 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2022 with the approval of the Fund’s Board of Trustees.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report for the Integrity Mid-North American Resources Fund (the “Fund”) for the year ended July 31, 2022 (“the period”). The Fund’s portfolio and related financial statements are presented within for your review.

Market Review

The period saw the S&P 500 TR Index (“S&P 500”) return -4.64%. The S&P 500 tumbled over 20% in just the first six months of 2022, marking the worst first half in over 50 years. Growth stocks sold off the hardest as the Federal Reserve began raising interest rates to combat 40-year-high inflation. Investors also had to digest that the U.S. economy shrank for a second quarter in row. Typically, two quarters of negative growth for the economy is considered a recession. Ongoing geopolitical conflicts throughout the period, such as Russia’s invasion of Ukraine, also weighed on investors. All of these factors have contributed to increasing fears of global economic slowdown. While equity markets did rise near the end of the period, we have yet to see if stocks have made a bottom in this bear market.

Per the U.S. Bureau of Labor Statistics, the period began with an unemployment rate of 5.4% and ended the period at 3.5%, matching the low just before the COVID pandemic started. The unemployment rate spiked to 14.8% in April 2020 due to COVID lockdowns, but has been steadily declining since then.

The Federal Reserve’s Federal Open Market Committee began raising interest rates in an attempt to slow inflation. They voted to raise the federal funds rate by 0.25% at the March meeting, 0.50% at the May meeting, and 0.75% at both the June and July meetings. As of the end of the period, the target range for the federal funds rate stood at 2.25% to 2.50%, with market participants expecting further rate increases.

During the period, the Energy sector was the stand-out best performer. A number of sectors had negative returns for the period. After a long trend upwards, growth stocks were hit harder than most. Rising interest rates generally have a more negative impact on growth stocks. The Communication Services, Consumer Discretionary, and Information Technology sectors were some of the worst performing. Value stocks came back in favor after lagging the market for years as investors sought relative safety.

Energy Review

Crude oil and energy equities started off the third quarter of 2021 weak in what appeared to be a brief period of consolidation. Energy equities made a big move in September by trading up nearly 10%.Weaker than expected global supply and rising demand caused higher crude oil and natural gas prices, this was the main culprit behind the big move in energy equities. Higher commodity prices have further enhanced the energy sector’s ability to return cash to shareholders. Over the quarter, we saw continued commitment to capital discipline as well as further adoption of ESG principles within the energy sector. Renewable energy was the worst performing group within the portfolio, driven by continued supply disruptions and higher rates.

For the third quarter of 2021, the Fund (Class A shares) fell -1.68% compared to a loss of -1.46% for the S&P 1500 Energy Index and a loss of -1.98% for the Morningstar Equity Energy category. WTI crude oil increased 5.84% to end the quarter at $75.03 and Brent crude oil increased 8.21% to end the quarter at $78.31.

Crude oil and energy equities continued to rally after a strong September. Crude Oil traded up over 10% (QTD) by the end of October but gave up all of those gains and then some by the end of November. The Omicron variant and concerns over economic shutdowns threatened crude oil demand. Over the month of December, crude oil traded up nearly 15% as fears over the Omicron variant waned. Energy equities largely followed suit, but didn’t see a recovery until the December 20th trough. Energy equities traded up over 5% from the low set in December. Catalysts continued to build for the energy sector as demand remained resilient, despite Omicron fears. Additionally, incremental OPEC barrels being added on a monthly basis were being absorbed by consumers.

For the fourth quarter of 2021, the Fund (Class A shares) returned 3.80% compared to a gain of 7.00% for the S&P 1500 Energy Index and a gain of 2.17% for the Morningstar Equity Energy category. WTI crude oil increased 2.20% to end the quarter at $75.21 and Brent crude oil increased 2.26% to end the quarter at $77.78.

The energy sector entered 2022 with strong momentum fueled by a magnitude of tailwinds, but the main story of the first quarter of 2022 will be the Russian invasion of Ukraine. Leading up to the invasion, crude oil traded up over 20%, only to accelerate post-invasion to trade at one point over $130/barrel. Lockdowns within China over a resurgence of COVID and an announced coordinated release of Strategic Petroleum Reserves caused oil to back off of its highs to end the quarter slightly above $100/barrel. Outside of China, demand for crude oil was fundamentally strong. The supply side is the driving force for crude oil as underinvestment is not allowing supply to keep pace with demand. Additionally, sanctions on Russia could equate to barrels not reaching the market. This has not been the case as of yet, but self-sanctions should become more impactful in the second quarter of 2022 and beyond. Activity levels rose dramatically over the first quarter, but capital discipline at the producer level remained intact. Oilfield service was the leading sector over the first quarter as pricing power began to improve.

For the first quarter of 2022, the Fund (Class A shares) returned 24.35% compared to a gain of 39.10% for the S&P 1500 Energy Index, and a gain of 32.93% for the Morningstar Equity Energy category. WTI crude oil increased 35.62% to end the quarter at $100.28 and Brent crude oil increased 37.07% to end the quarter at $104.71.

Both crude oil and energy equities continued to march higher over the majority of the second quarter and both asset classes hit a wall on June 8th. Rising COVID-19 concerns in China and recessionary fears caused panic and crude oil and energy equities traded down more than 20% from their June 8th highs. There was a fight brewing between the energy’s physical market and the financial market and the financial market won during the commodity pullback over the second quarter. The amount of crude oil traded each day is twenty times the physical market. To put that into perspective, around 100 million barrels of crude oil are consumed per day, however, 2 billion barrels are traded per day. It is easy to see how the financial markets can push crude oil in a direction that doesn’t align with the global inventories and supply and demand imbalances. Financial markets will continue to dictate shorter-term fluctuations, but the physical market will dictate long-term prices. Energy markets tightened over the second half of 2021 as crude oil demand recovered from COVID-19 pandemic more quickly than anticipated and growth in supply lagged. While we recognize that high energy prices and rising interest rates have the potential to push the global economy into a recession, we don’t believe it will translate into materially lower energy prices given the structural supply deficits.

For the second quarter of 2022, the Fund (Class A shares) returned -9.47% compared to a loss of -5.86% for the S&P 1500 Energy Index, and a loss of -10.05% for the Morningstar Equity Energy category. WTI crude oil increased 11.23% to end the quarter at $105.76 and Brent crude oil increased 9.66% to end the quarter at $109.03.

In the month of July, WTI crude prices fell 3.51% to close the month at $96.75. The Fund gained 10.70% in July, 0.52% ahead of the S&P 1500 Energy Index and 1.15% ahead of the Morningstar Equity Energy category.

The Fund’s total returns for Class A, C, and I shares were 37.38%*, 36.90%*, and 38.17%*, respectively, for the year ended July 31, 2022, compared to returns of 66.32%, -4.74%, and 47.65% for the S&P 1500 Energy Index, the S&P 1500 Index, and the Morningstar Equity Energy Category, respectively. Detracting from the Fund’s performance relative to its Morningstar category was overweight allocation to renewable energy and selection within oilfield service. Aiding relative performance was selection within exploration & production.

If you would like more frequent updates, please visit the Fund’s website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2022

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	37.38%	7.95%	2.00%	1.92%	5.23%
Class A With sales charge (5.00%)	30.41%	6.08%	0.96%	1.40%	5.00%
Class C Without CDSC	36.90%	7.45%	1.51%	N/A	-3.62%
Class C With CDSC (1.00%)	35.90%	7.45%	1.51%	N/A	-3.62%
Class I Without sales charge	38.17%	8.57%	2.52%	N/A	2.84%
* April 5, 1999 for Class A; May 1, 2014 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2022 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2022 with the approval of the Fund’s Board of Trustees.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund’s performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY SHORT TERM GOVERNMENT FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report for the Integrity Short Term Government Fund (the “Fund”) for the year ended July 31, 2022. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

During the period, the market experienced a sharp spike in Treasury yields across the entire yield curve. Strong inflation momentum along with concerns that the Federal Reserve has been behind the curve were key drivers of the interest rate changes. The Treasury yield curve flattened significantly between the 2-year and 10-year maturities, with the 2-year Treasury yield higher by 2.70% and the 10-year yield higher by 1.43%, reflecting the market’s dramatic repricing of swift monetary policy normalization by the Fed. As a result, the Bloomberg U.S. Aggregate Bond Index, a broad market fixed income measure, declined -9.12% over the 12 months ending July 31, 2022.

With the emergence of the new COVID variant Omicron at the end of November and its potential impact on the sustainability of economic growth and monetary policy, the Federal Reserve signaled on its December 2021 dot plot that it intended to hike only 3 times in 2022. The market at that time focused mainly on the pace of balance sheet runoff. By the end of March, not only did the Federal Reserve increase the Fed Funds rates by 25bps for the first time since the pandemic began, the March dot plot indicated that the Fed intended to hike 7 times in 2022 to bring the Fed Funds rates to 2.75% by year end.

By June, for the first time since 1994, the Fed raised the policy rate by 75 basis points. Fed Chair Powell subsequently acknowledged that there’s certainly a possibility of a recession given the central bank’s commitment to regain control over inflation by raising policy rates. Treasuries rallied into quarter end amid rising concerns that economic growth will slow given the aggressive Fed hike schedule. Spreads of Agency MBS and corporate credit securities widened significantly year to date, as both sectors underperformed similar duration Treasuries.

The Fed policy pivot is unsurprising given the inflation surge. Inflation is currently a global phenomenon. Notwithstanding the US Q1 GDP contraction of -1.6%, the May US consumer price index (CPI) increased by 8.6% year over year, and in addition showed a broadening trend across the underlying components. As the Fed’s policy stance grew increasingly hawkish throughout this year, there is a clear shift of emphasis within its dual mandate from full employment to price stability. In turn, the June University of Michigan’s gauge of consumer sentiment recorded its lowest reading on record dating back to 1972. The market is currently pricing in a higher risk of economic recession and subsequent reversal of Fed policy (i.e., rate cuts) by early mid-2023.

Portfolio Performance and Positioning

The Fund’s total returns for Class I and A shares were -4.18% and -4.51%, respectively, for the twelve month period ended July 31, 2022, compared to a return of -3.13% for the Bloomberg U.S. Government 1-3 Year Index. The Fund’s performance was driven mainly by the spread widening of the overall fixed income market, offset by the relatively stable cash flow and high interest income of our Agency MBS portfolio.

In our view, interest rate volatility-adjusted valuations on Agency MBS have approached levels reached during previous Fed quantitative tightening cycles. As interest rates stabilize, we see upside for Agency MBS returns. At these levels, Agency MBS yields are attractive relative to similar duration corporate credit and can cushion further potential interest rate increases. Given the very flat yield curve, we prefer short/intermediate maturity securitized products such as Agency MBS. Historically, the Treasury yield curve steepens with longer maturity yields increasing more (or decreasing less) relative to shorter maturity yields as the Fed approaches the end of a hiking cycle. This technical dynamic further supports shorter duration fixed income securities such as Agency MBS.

We continue to look for stable bonds that provide predictable cashflows at attractive spreads relative to the rest of the Agency MBS market. The portfolio is titled towards Agency MBS originated prior to the pandemic (i.e., “seasoned” MBS) and 15-year loan term securities seeking to mitigate the risk of duration extension in the context of much higher level of overall interest rates. Notably, refinancing volume has dropped sharply given the higher mortgage rates. In addition, we believe Agency Commercial Mortgage-Backed Securities offer good relative value given the bullet cash flow structure of underlying mortgage loans.

If you would like more frequent updates, please visit the Fund’s website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

M.D. Sass Investors Services, Inc.

The views expressed are those of M.D. Sass Investor Services, Inc., sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY SHORT TERM GOVERNMENT FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2022

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-4.51%	N/A	N/A	N/A	1.64%
Class A With sales charge (2.00%)	-6.39%	N/A	N/A	N/A	-0.40%
Class I Without sales charge	-4.18%	-0.18%	0.84%	0.70%	0.92%
* January 21, 2020 for Class A; June 30, 2011 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) for the year ended July 31, 2022 was 1.18% and 0.93% for Class A and Class I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) for the year ended July 31, 2022 was 0.80% and 0.55% (annualized) for Class A and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2022 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.80% and 0.55% for Class A and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2022 with the approval of the Fund’s Board of Trustees.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS July 31, 2022

Financials	15.6%
Consumer Staples	15.4%
Health Care	14.2%
Information Technology	12.9%
Utilities	11.7%
Energy	10.4%
Communication Services	7.0%
Consumer Discretionary	4.1%
Industrials	4.0%
Cash Equivalents and Other	2.4%
Materials	2.3%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2022

		Fair
	Shares	Value
COMMON STOCKS (97.6%)

Communication Services (7.0%)
AT&T Inc	140,000	$2,629,200
BCE Inc	115,000	5,810,950
Verizon Communications Inc	200,000	9,238,000
		17,678,150
Consumer Discretionary (4.1%)
Genuine Parts Co	16,500	2,522,355
Home Depot Inc/The	9,000	2,708,460
McDonald's Corp	9,000	2,370,330
Whirlpool Corp	16,000	2,765,920
		10,367,065
Consumer Staples (15.4%)
British American Tobacco PLC	65,000	2,546,050
Altria Group Inc	144,000	6,315,840
Coca Cola Co/The	118,000	7,572,060
Kimberly Clark Corp	54,000	7,116,660
PepsiCo Inc	37,000	6,473,520
Philip Morris International Inc	62,000	6,023,300
Procter & Gamble Co/The	20,000	2,778,200
		38,825,630
Energy (10.4%)
Coterra EnerCoterra Energy Inc	146,000	4,466,140
Devon Energy Corp	26,000	1,634,100
Diamondback Energy Inc	33,000	4,224,660
Enbridge Inc	95,000	4,268,350
Exxon Mobil Corp	54,000	5,234,220
Pioneer Natural Resources Co	17,000	4,028,150
TransCanada Corp	44,000	2,346,080
		26,201,700
Financials (15.6%)
Allstate Corp/The	30,000	3,509,100
BlackRock Inc	9,000	6,022,620
CME Group Inc	10,000	1,994,800
JPMorgan Chase & Co	68,000	7,844,480
Morgan Stanley	60,000	5,058,000
Old Republic International Corp	180,000	4,188,600
Prudential Financial Inc	26,000	2,599,740
Truist Financial Corp	73,000	3,684,310
US Bancorp	90,000	4,248,000
		39,149,650
Health Care (14.2%)
AbbVie Inc	110,000	15,786,100
Johnson & Johnson	34,000	5,933,680
Merck & Co Inc	72,000	6,432,480
Pfizer Inc	148,000	7,475,480
		35,627,740
Industrials (4.0%)
Caterpillar Inc	15,000	2,973,750
Illinois Tool Works Inc	14,000	2,908,640
Lockheed Martin Corp	5,700	2,358,717
3M Co	13,000	1,862,120
		10,103,227
Information Technology (12.9%)
Broadcom Inc	29,000	15,528,920
Cisco Systems Inc	66,000	2,994,420
Intel Corp	90,000	3,267,900
International Business Machines Corp	19,000	2,485,010
QUALCOMM Inc	22,000	3,191,320
Texas Instruments Inc	27,000	4,830,030
		32,297,600
Materials (2.3%)
Air Products & Chemicals Inc	10,000	2,482,300
LyondellBasell Industries NV	36,000	3,208,320
		5,690,620
Utilities (11.7%)
AES Corp/The	160,000	3,555,200
American Electric Power Co Inc	62,500	6,160,000
Dominion Resources Inc/VA	44,000	3,607,120
Duke Energy Corp	23,000	2,528,390
Entergy Corp	34,000	3,914,420
NextEra Energy Inc	85,000	7,181,650
Southern Co/The	33,000	2,537,370
		29,484,150

TOTAL COMMON STOCKS (COST: $214,499,587)		$245,425,532

OTHER ASSETS LESS LIABILITIES (2.4%)		$6,107,390

NET ASSETS (100.0%)		$251,532,922

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

INTEGRITY ESG GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS July 31, 2022

Information Technology	39.7%
Consumer Discretionary	11.7%
Industrials	11.3%
Financials	9.3%
Health Care	9.2%
Communication Services	6.9%
Consumer Staples	4.8%
Cash Equivalents and Other	3.0%
Materials	2.9%
Utilities	1.2%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2022

		Fair
	Shares	Value
COMMON STOCKS (97.0%)

Communication Services (6.9%)
AT&T Inc	65,000	$1,220,700
Walt Disney Co/The	22,000	2,334,200
Verizon Communications Inc	40,000	1,847,600
		5,402,500
Consumer Discretionary (11.7%)
Best Buy Co Inc	10,000	769,900
Home Depot Inc/The	6,000	1,805,640
Lowe's Cos Inc	10,000	1,915,300
Starbucks Corp	26,000	2,204,280
Target Corp	15,000	2,450,700
		9,145,820
Consumer Staples (4.8%)
Kimberly Clark Corp	14,000	1,845,060
PepsiCo Inc	11,000	1,924,560
		3,769,620
Financials (9.3%)
Bank of America Corp	30,000	1,014,300
BlackRock Inc	3,000	2,007,540
JPMorgan Chase & Co	12,000	1,384,320
PNC Financial Services Group Inc/The	6,000	995,640
S&P Global Inc	5,000	1,884,650
		7,286,450
Health Care (9.2%)
*Edwards Lifesciences Corp	20,000	2,010,800
Thermo Fisher Scientific Inc	5,000	2,992,050
UnitedHealth Group Inc	4,000	2,169,360
		7,172,210
Industrials (11.3%)
Caterpillar Inc	5,500	1,090,375
Deere & Co	7,000	2,402,260
FedEx Corp	7,000	1,631,630
Waste Management Inc	13,000	2,139,280
Trane Technologies PLC	11,000	1,616,890
		8,880,435
Information Technology (39.7%)
*Advanced Micro Devices Inc	17,000	1,605,990
Apple Inc	20,000	3,250,200
Cisco Systems Inc	35,000	1,587,950
HP Inc	38,000	1,268,820
Intel Corp	55,000	1,997,050
Intuit Inc	5,000	2,280,850
KLA Tencor Corp	6,000	2,301,240
Lam Research Corp	4,000	2,002,040
Mastercard Inc	7,000	2,476,530
Microsoft Corp	6,000	1,684,440
NVIDIA Corp	16,000	2,906,080
QUALCOMM Inc	20,000	2,901,200
salesforce.com Inc	9,000	1,656,180
Visa Inc	15,000	3,181,650
		31,100,220
Materials (2.9%)
Air Products & Chemicals Inc	9,000	2,234,070

Utilities (1.2%)
Exelon Corp	21,000	976,290

TOTAL COMMON STOCKS (COST: $52,946,994)		$75,967,615

OTHER ASSETS LESS LIABILITIES (3.0%)		$2,331,439

NET ASSETS (100.0%)		$78,299,054

* Non-income producing
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS July 31, 2022

Consumer Discretionary	25.0%
Communication Services	14.7%
Industrials	12.7%
Health Care	12.1%
Energy	11.3%
Materials	6.2%
Information Technology	6.1%
Consumer Staples	5.0%
Cash Equivalents and Other	3.0%
Financials	2.0%
Utilities	1.2%
Real Estate	0.7%

100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2022

Principal		Fair
Amount		Value
CORPORATE BONDS (97.0%)

Communication Services (14.3%)
Altice France SA/France - 144A 8.125% 02/01/2027 Callable @ 104.063 08/01/2022	$400,000	$394,988
*(1)AMC Entertainment Holdings Inc - 144A 10.000% 06/15/2026 Callable @ 106.000 06/15/2023	27,692	21,925
Arches Buyer Inc - 144A 4.250% 06/01/2028 Callable @ 102.125 12/01/2023	70,000	59,868
Arches Buyer Inc - 144A 6.125% 12/01/2028 Callable @ 103.063 12/01/2023	17,000	13,940
Centerfield Media Parent Inc - 144A 6.625% 08/01/2026 Callable @ 103.313 08/01/2023	55,000	43,045
CenturyLink Inc - 144A 4.000% 02/15/2027 Callable @ 102.000 02/15/2023	315,000	290,588
Cinemark USA Inc - 144A 5.250% 07/15/2028 Callable @ 102.625 07/15/2024	45,000	40,163
Cinemark USA Inc - 144A 8.750% 05/01/2025 Callable @ 102.188 05/01/2023	28,000	28,889
CSC Holdings LLC - 144A 5.375% 02/01/2028 Callable @ 102.688 02/01/2023	200,000	190,000
CSC Holdings LLC - 144A 6.500% 02/01/2029 Callable @ 103.250 02/01/2024	400,000	387,796
Diamond Sports Group LLC / Diamond Sports Finance Co - 144A 5.375% 08/15/2026 Callable @ 102.688 08/15/2022	45,000	9,900
DIRECTV Holdings LLC / DIRECTV Financing Co Inc - 144A 5.875% 08/15/2027 Callable @ 104.406 08/15/2023	242,000	226,081
DISH Network Corp 3.375% 08/15/2026	73,000	51,943
Entercom Media Corp - 144A 6.500% 05/01/2027 Callable @ 103.250 05/01/2023	35,000	17,325
FRONTIER COMM HLDGS LLC 5.870% 11/01/2029 Callable @ 102.938 11/01/2024	14,737	12,379
Frontier Communications Corp - 144A 5.000% 05/01/2028 Callable @ 102.500 05/01/2024	183,000	171,972
Frontier Communications Corp - 144A 5.875% 10/15/2027 Callable @ 102.938 10/15/2023	47,000	46,302
Frontier Communications Corp - 144A 6.750% 05/01/2029 Callable @ 103.375 05/01/2024	9,000	8,007
Frontier Communications Holdings LLC - 144A 6.000% 01/15/2030 Callable @ 103.000 10/15/2024	27,000	22,682
Frontier Communications Holdings LLC - 144A 8.750% 05/15/2030 Callable @ 140.375 05/15/2025	8,000	8,526
Gannett Holdings LLC - 144A 6.000% 11/01/2026 Callable @ 103.000 11/01/2023	47,000	39,833
Gray Escrow II Inc - 144A 5.375% 11/15/2031 Callable @ 102.688 11/15/2026	84,000	74,130
Gray Escrow Inc - 144A 7.000% 05/15/2027 Callable @ 103.500 05/15/2023	72,000	72,133
Gray Television Inc - 144A 4.750% 10/15/2030 Callable @ 102.375 10/15/2025	118,000	101,407
iHeartCommunications Inc 6.375% 05/01/2026 Callable @ 101.594 05/01/2023	62,976	61,229
iHeartCommunications Inc 8.375% 05/01/2027 Callable @ 102.094 05/01/2023	164,489	148,501
iHeartCommunications Inc - 144A 4.750% 01/15/2028 Callable @ 102.375 01/15/2023	55,000	49,411
iHeartCommunications Inc - 144A 5.250% 08/15/2027 Callable @ 102.625 08/15/2022	210,000	191,289
+^(3)INTELSAT EMERGENCE SA ESCROW .000% 07/15/2025	90,000	9
+^(3)INTELSAT EMERGENCE SA ESCROW .000% 08/01/2023	146,000	15
+^(3)INTELSAT EMERGENCE SA ESCROW .000% 10/15/2024	172,000	17
Intelsat SA - 144A 6.500% 03/15/2030 Callable @ 100.000 03/15/2025	290,000	268,105
Level 3 Financing Inc 5.375% 05/01/2025 Callable @ 100.000 05/01/2023	60,000	60,081
Level 3 Financing Inc - 144A 3.625% 01/15/2029 Callable @ 101.813 01/15/2024	39,000	32,595
Level 3 Financing Inc - 144A 4.625% 09/15/2027 Callable @ 102.313 09/15/2022	140,000	127,966
Live Nation Entertainment Inc - 144A 3.750% 01/15/2028 Callable @ 102.813 01/15/2024	37,000	33,843
Live Nation Entertainment Inc - 144A 4.750% 10/15/2027 Callable @ 103.563 10/15/2022	185,000	176,213
Live Nation Entertainment Inc - 144A 5.625% 03/15/2026 Callable @ 101.406 03/15/2023	70,000	69,125
Live Nation Entertainment Inc - 144A 6.500% 05/15/2027 Callable @ 104.875 05/15/2023	273,000	280,166
Lumen Tech Inc 4.500% 01/15/2029 Callable @ 102.250 01/15/2024	40,000	31,700
Lumen Tech Inc 7.500% 04/01/2024 Callable @ 100.000 01/01/2024	118,000	121,257
Lumen Tech Inc - 144A 5.125% 12/15/2026 Callable @ 102.563 12/15/2022	182,000	166,075
Lumen Technologies Inc - 144A 5.375% 06/15/2029 Callable @ 102.688 06/15/2024	70,000	58,450
Mav Acquisition Corp - 144A 5.750% 08/01/2028 Callable @ 102.875 08/01/2024	75,000	67,423
Midas OpCo Holdings LLC - 144A 5.625% 08/15/2029 Callable @ 102.813 08/15/2024	93,000	78,097
Midcontinent Communications / Midcontinent Finance Corp - 144A 5.375% 08/15/2027 Callable @ 102.688 08/15/2022	60,000	56,700
National CineMedia LLC - 144A 5.875% 04/15/2028 Callable @ 102.938 04/15/2023	25,000	18,063
Netflix Inc 4.875% 04/15/2028	115,000	114,181
Netflix Inc 5.875% 11/15/2028	56,000	58,094
Netflix Inc - 144A 5.375% 11/15/2029	40,000	40,178
News Corp - 144A 3.875% 05/15/2029 Callable @ 100.000 05/15/2024	87,000	80,250
News Corp - 144A 5.125% 02/15/2032 Callable @ 102.563 02/15/2027	40,000	38,200
Nexstar Broadcasting Inc - 144A 4.750% 11/01/2028 Callable @ 102.375 11/01/2023	131,000	122,158
Nexstar Escrow Inc - 144A 5.625% 07/15/2027 Callable @ 102.813 07/15/2023	364,000	364,000
SBA Communications Corp 3.125% 02/01/2029 Callable @ 101.563 02/01/2024	58,000	50,750
Scripps Escrow II Inc - 144A 5.375% 01/15/2031 Callable @ 102.688 01/15/2026	15,000	12,563
Scripps Escrow Inc - 144A 5.875% 07/15/2027 Callable @ 102.938 07/15/2023	20,000	19,160
Sinclair Television Group Inc - 144A 4.125% 12/01/2030 Callable @ 102.063 12/01/2025	130,000	109,278
Sirius XM Radio Inc - 144A 3.875% 09/01/2031 Callable @ 101.938 09/01/2026	65,000	56,550
Sirius XM Radio Inc - 144A 4.000% 07/15/2028 Callable @ 102.000 07/15/2024	186,000	172,794
Sirius XM Radio Inc - 144A 4.125% 07/01/2030 Callable @ 102.063 07/01/2025	75,000	67,485
Sirius XM Radio Inc - 144A 5.500% 07/01/2029 Callable @ 102.750 07/01/2024	179,000	175,377
Sprint Capital Corp 6.875% 11/15/2028	175,000	196,438
*Sprint Capital Corp 8.750% 03/15/2032	316,000	409,220
*Sprint Corp 7.625% 02/15/2025 Callable @ 100.000 11/15/2024	174,000	185,281
Sprint Corp 7.625% 03/01/2026 Callable @ 100.000 11/01/2025	190,000	208,405
*T Mobile USA Inc 4.750% 02/01/2028 Callable @ 102.375 02/01/2023	310,000	309,423
Telecom Italia Capital SA 6.000% 09/30/2034	100,000	78,783
Telecom Italia Capital SA 6.375% 11/15/2033	12,000	10,007
TripAdvisor Inc - 144A 7.000% 07/15/2025 Callable @ 101.750 07/15/2023	9,000	8,978
United States Cellular Corp 6.700% 12/15/2033	105,000	104,336
Univision Communications Inc - 144A 4.500% 05/01/2029 Callable @ 102.250 05/01/2024	105,000	94,402
Univision Communications Inc - 144A 6.625% 06/01/2027 Callable @ 103.313 06/01/2023	15,000	15,038
Univision Communications Inc - 144A 7.375% 06/30/2030 Callable @ 103.688 06/30/2025	21,000	21,000
Zayo Group Holdings Inc - 144A 4.000% 03/01/2027	104,000	90,570
		$7,643,044

Consumer Discretionary (23.7%)
1011778 BC ULC / New Red Finance Inc - 144A 3.500% 02/15/2029 Callable @ 101.750 02/15/2024	17,000	15,487
1011778 BC ULC / New Red Finance Inc - 144A 3.875% 01/15/2028 Callable @ 101.938 09/15/2022	73,000	68,638
1011778 BC ULC / New Red Finance Inc - 144A 4.000% 10/15/2030 Callable @ 102.000 10/15/2025	140,000	122,150
Allied Universal Holdco LLC / Allied Universal Finance Corp - 144A 6.625% 07/15/2026 Callable @ 101.656 07/15/2023	51,000	49,417
Allied Universal Holdco LLC / Allied Universal Finance Corp - 144A 9.750% 07/15/2027 Callable @ 102.438 07/15/2023	95,000	87,144
Allison Transmission Inc - 144A 5.875% 06/01/2029 Callable @ 102.938 06/01/2024	109,000	107,278
American Axle & Manufacturing Inc 5.000% 10/01/2029 Callable @ 102.500 10/01/2024	46,000	40,250
American Axle & Manufacturing Inc 6.250% 03/15/2026 Callable @ 100.000 03/15/2023	57,000	53,892
American Axle & Manufacturing Inc 6.500% 04/01/2027 Callable @ 102.167 04/01/2023	79,000	75,840
American Axle & Manufacturing Inc 6.875% 07/01/2028	171,000	161,688
Aramark Services Inc - 144A 5.000% 02/01/2028 Callable @ 102.500 02/01/2023	45,000	43,965
Asbury Automotive Group Inc 4.500% 03/01/2028 Callable @ 102.250 03/01/2023	77,000	70,459
Asbury Automotive Group Inc 4.750% 03/01/2030 Callable @ 102.375 03/01/2025	11,000	9,593
Asbury Automotive Group Inc - 144A 4.625% 11/15/2029 Callable @ 102.313 11/15/2024	138,000	121,802
Boyne USA Inc - 144A 4.750% 05/15/2029 Callable @ 102.375 05/15/2024	86,000	80,518
Caesars Entertainment Inc - 144A 4.625% 10/15/2029 Callable @ 102.313 10/15/2024	79,000	66,976
Caesars Entertainment Inc - 144A 8.125% 07/01/2027 Callable @ 104.063 07/01/2023	125,000	125,169
Carnival Corp - 144A 4.000% 08/01/2028 Callable @ 100.000 05/01/2028	64,000	55,840
Carnival Corp - 144A 5.750% 03/01/2027 Callable @ 100.000 12/01/2026	46,000	36,872
Carnival Corp - 144A 6.000% 05/01/2029 Callable @ 103.000 11/01/2024	59,000	45,307
Carnival Corp - 144A 10.500% 02/01/2026 Callable @ 105.250 08/01/2023	65,000	68,251
CCO Holdings LLC / CCO Holdings Capital Corp 4.250% 01/15/2034 Callable @ 102.125 01/15/2028	90,000	74,343
CCO Holdings LLC / CCO Holdings Capital Corp 4.500% 06/01/2033 Callable @ 102.250 06/01/2027	130,000	109,212
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 4.250% 02/01/2031 Callable @ 102.125 07/01/2025	148,000	128,390
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 4.500% 08/15/2030 Callable @ 102.250 02/15/2025	170,000	151,116
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 4.750% 02/01/2032 Callable @ 102.375 02/01/2027	30,000	26,494
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 4.750% 03/01/2030 Callable @ 102.375 09/01/2024	60,000	54,600
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.000% 02/01/2028 Callable @ 102.500 08/01/2022	496,000	478,640
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.125% 05/01/2027	524,000	513,937
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.375% 06/01/2029 Callable @ 102.688 06/01/2024	240,000	228,708
CD&R Smokey Buyer Inc - 144A 6.750% 07/15/2025 Callable @ 101.688 07/15/2023	99,000	92,902
Cedar Fair LP 5.250% 07/15/2029 Callable @ 102.625 07/15/2024	40,000	38,259
Cedar Fair LP / Canada's Wonderland Co / Magnum Management Corp / Millennium Op - 144A 5.500% 05/01/2025	123,000	123,846
Clarios Global LP - 144A 6.750% 05/15/2025	45,000	45,356
Clarios Global LP / Clarios US Finance Co - 144A 8.500% 05/15/2027 Callable @ 102.125 05/15/2023	124,000	125,550
Clear Channel Outdoor Holdings Inc - 144A 7.500% 06/01/2029 Callable @ 103.750 06/01/2024	88,000	70,209
Clear Channel Outdoor Holdings Inc - 144A 7.750% 04/15/2028 Callable @ 103.875 04/15/2024	179,000	143,973
Clear Channel Worldwide Holdings Inc - 144A 5.125% 08/15/2027 Callable @ 102.563 08/15/2022	226,000	209,574
Constellation Merger Sub Inc - 144A 8.500% 09/15/2025 Callable @ 100.000 09/15/2022	45,000	39,555
Cooper Standard Automotive Inc -144A 5.625% 11/15/2026 Callable @ 101.875 11/15/2022	165,000	77,852
Cooper Standard Automotive Inc - 144A 13.000% 06/01/2024	130,000	138,450
Dana Inc 5.375% 11/15/2027 Callable @ 102.688 11/15/2022	20,000	18,800
Dana Inc 5.625% 06/15/2028 Callable @ 102.813 06/15/2023	67,000	62,293
DISH DBS Corp 5.000% 03/15/2023	161,000	157,981
*DISH DBS Corp 5.875% 11/15/2024	591,000	543,677
DISH DBS Corp 7.750% 07/01/2026	183,000	151,799
DISH DBS Corp - 144A 5.250% 12/01/2026 Callable @ 100.000 06/01/2026	330,000	285,450
DISH DBS Corp - 144A 5.750% 12/01/2028 Callable @ 100.000 12/01/2027	60,000	48,675
Dornoch Debt Merger Sub Inc - 144A 6.625% 10/15/2029 Callable @ 103.313 10/15/2024	110,000	82,258
Ford Motor Credit Co LLC 3.375% 11/13/2025 Callable @ 100.000 10/13/2025	200,000	189,535
*Ford Motor Credit Co LLC 4.271% 01/09/2027	200,000	191,440
Ford Motor Credit Co LLC 4.542% 08/01/2026 Callable @ 100.000 06/01/2026	200,000	194,199
Ford Motor Credit Co LLC 4.687% 06/09/2025 Callable @ 100.000 04/09/2025	670,000	665,196
*Ford Motor Credit Co LLC 5.125% 06/16/2025 Callable @ 100.000 05/16/2025	400,000	399,358
Gap Inc/The - 144A 3.625% 10/01/2029 Callable @ 101.813 10/01/2024	58,000	42,540
Gap Inc/The - 144A 3.875% 10/01/2031 Callable @ 101.938 10/01/2026	48,000	34,560
Garda World Security Corp 4.625% 02/15/2027 Callable @ 102.313 02/15/2023	30,000	27,065
Garda World Security Corp - 144A 6.000% 06/01/2029 Callable @ 103.000 06/01/2024	59,000	46,055
Garda World Security Corp - 144A 9.500% 11/01/2027 Callable @ 104.750 11/01/2022	80,000	74,848
GLP Capital LP / GLP Financing II Inc 5.250% 06/01/2025	17,000	16,851
Goodyear Tire & Rubber Co/The 5.000% 07/15/2029 Callable @ 100.000 04/15/2029	126,000	114,497
Goodyear Tire & Rubber Co/The 5.250% 04/30/2031 Callable @ 100.000 01/30/2031	41,000	36,798
Goodyear Tire & Rubber Co/The 5.250% 07/15/2031 Callable @ 100.000 04/15/2031	60,000	52,125
Hanesbrands Inc - 144A 4.875% 05/15/2026	35,000	34,066
Hilton Domestic Operating Co Inc 4.875% 01/15/2030 Callable @ 102.438 01/15/2025	54,000	52,448
Hilton Domestic Operating Co Inc - 144A 3.750% 05/01/2029 Callable @ 101.875 05/01/2024	18,000	16,299
Hilton Domestic Operating Co Inc - 144A 5.375% 05/01/2025 Callable @ 101.344 05/01/2023	12,000	12,000
Hilton Domestic Operating Co Inc - 144A 5.750% 05/01/2028	38,000	38,218
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 04/01/2027 Callable @ 101.218 04/01/2023	68,000	66,810
Hughes Satellite Systems Corp 6.625% 08/01/2026	20,000	19,413
IRB Holding Corp - 144A 7.000% 06/15/2025 Callable @ 101.750 06/15/2023	50,000	51,150
L Brands Inc 6.750% 07/01/2036	35,000	31,763
L Brands Inc - 144A 9.375% 07/01/2025	3,000	3,136
Lithia Motors Inc 4.375% 01/15/2031 Callable @ 102.188 10/15/2025	36,000	32,670
Macy's Retail Holdings LLC - 144A 5.875% 03/15/2030 Callable @ 102.938 03/15/2025	15,000	12,859
Marriott Ownership Resorts Inc - 144A 4.500% 06/15/2029 Callable @ 102.250 06/15/2024	21,000	18,230
Marriott Ownership Resorts Inc - 144A 6.125% 09/15/2025 Callable @ 101.531 05/15/2023	21,000	21,105
Mattel Inc 3.750% 04/01/2029 Callable @ 101.875 04/01/2024	23,000	21,246
Mattel Inc - 144A 5.875% 12/15/2027 Callable @ 104.406 12/15/2022	68,000	69,530
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 3.875% 02/15/2029	40,000	36,504
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.500% 01/15/2028 Callable @ 100.000 10/15/2027	10,000	9,332
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.500% 09/01/2026 Callable @ 100.000 06/01/2026	15,000	14,316
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.625% 06/15/2025 Callable @ 100.000 03/15/2025	42,000	40,943
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 5.625% 05/01/2024 Callable @ 100.000 02/01/2024	30,000	30,014
MGM Resorts International 5.500% 04/15/2027 Callable @ 100.000 01/15/2027	80,000	77,248
MGM Resorts International 5.750% 06/15/2025 Callable @ 100.000 03/15/2025	195,000	193,277
*MGM Resorts International 6.000% 03/15/2023	160,000	161,378
Newell Brands Inc 4.200% 04/01/2026 Callable @ 100.000 01/01/2026	31,000	30,602
Newell Brands Inc 5.375% 04/01/2036 Callable @ 100.000 10/01/2035	10,000	9,214
NMG Holding Co Inc / Neiman Marcus Group LLC - 144A 7.125% 04/01/2026 Callable @ 103.563 04/01/2023	140,000	137,470
Panther BF Aggregator 2 LP / Panther Finance Co Inc - 144A 6.250% 05/15/2026 Callable @ 101.563 05/15/2023	82,000	82,775
PetSmart Inc / PetSmart Finance Corp - 144A 4.750% 02/15/2028 Callable @ 102.375 02/15/2024	250,000	236,938
Photo Holdings Merger Sub Inc - 144A 8.500% 10/01/2026 Callable @ 104.250 10/01/2022	190,000	140,023
PM General Purchaser LLC - 144A 9.500% 10/01/2028 Callable @ 104.750 10/01/2023	72,000	62,640
Realogy Group LLC / Realogy Co- 144A Issuer Corp - 5.250% 04/15/2030 Callable @ 102.625 04/15/2025	107,000	85,343
Royal Caribbean Cruises Ltd - 144A 9.125% 06/15/2023 Callable @ 100.000 03/15/2023	9,000	9,136
Royal Caribbean Cruises Ltd - 144A 10.875% 06/01/2023 Callable @ 100.000 03/01/2023	26,000	26,585
Royal Caribbean Cruises Ltd - 144A 11.500% 06/01/2025	62,000	66,414
Ryman Hospitality Properties Inc 4.750% 10/15/2027 Callable @ 103.563 10/15/2022	170,000	164,050
Service Corp International/US 3.375% 08/15/2030 Callable @ 101.688 08/15/2025	37,000	32,884
Service Corp International/US 4.000% 05/15/2031 Callable @ 102.000 05/15/2026	12,000	11,041
Service Corp International/US 4.625% 12/15/2027 Callable @ 102.313 12/15/2022	40,000	39,448
Service Corp International/US 5.125% 06/01/2029 Callable @ 102.563 06/01/2024	38,000	38,000
Sirius XM Radio Inc - 144A 5.000% 08/01/2027 Callable @ 102.500 08/01/2022	226,000	224,140
Six Flags Entertainment Corp - 144A 4.875% 07/31/2024 Callable @ 100.000 07/31/2022	175,000	172,592
Six Flags Entertainment Corp - 144A 5.500% 04/15/2027 Callable @ 101.833 04/15/2023	30,000	28,376
Six Flags Theme Parks Inc - 144A 7.000% 07/01/2025 Callable @ 101.750 07/01/2023	63,000	64,790
Sonic Automotive Inc - 144A 4.625% 11/15/2029 Callable @ 102.313 11/15/2024	54,000	45,738
Staples Inc - 144A 7.500% 04/15/2026 Callable @ 101.875 04/15/2023	230,000	202,759
Staples Inc - 144A 10.750% 04/15/2027 Callable @ 102.688 04/15/2023	100,000	74,527
Station Casinos LLC - 144A 4.500% 02/15/2028 Callable @ 102.250 02/15/2023	140,000	125,651
Superior Plus LP / Superior General Partner Inc - 144A 4.500% 03/15/2029 Callable @ 102.250 03/15/2024	56,000	51,520
Tempur Sealy International Inc - 144A 3.875% 10/15/2031 Callable @ 101.938 10/15/2026	34,000	27,547
Tempur Sealy International Inc - 144A 4.000% 04/15/2029 Callable @ 102.000 04/15/2024	144,000	124,065
Tenneco Inc 5.000% 07/15/2026	53,000	52,073
Tenneco Inc 5.375% 12/15/2024 Callable @ 100.000 12/15/2022	20,000	19,533
Tenneco Inc - 144A 5.125% 04/15/2029 Callable @ 102.563 04/15/2024	65,000	63,890
Tenneco Inc - 144A 7.875% 01/15/2029 Callable @ 103.938 01/15/2024	24,000	23,701
US Foods Inc - 144A 4.625% 06/01/2030 Callable @ 102.313 06/01/2025	68,000	62,305
US Foods Inc - 144A 4.750% 02/15/2029 Callable @ 102.375 02/15/2024	15,000	14,001
Vail Resorts Inc - 144A 6.250% 05/15/2025	104,000	106,340
VICI Properties LP / VICI Note Co Inc 4.250% 12/01/2026 Callable @ 102.125 12/01/2022	113,000	106,104
VICI Properties LP / VICI Note Co Inc - 144A 3.750% 02/15/2027	75,000	68,712
VICI Properties LP / VICI Note Co Inc - 144A 4.125% 08/15/2030 Callable @ 102.063 02/15/2025	40,000	36,519
VICI Properties LP / VICI Note Co Inc - 144A 4.625% 12/01/2029 Callable @ 102.313 12/01/2024	118,000	112,450
Videotron Ltd - 144A 5.375% 06/15/2024 Callable @ 100.000 03/15/2024	45,000	45,169
Videotron Ltd / Videotron Ltee - 144A 5.125% 04/15/2027 Callable @ 101.708 04/15/2023	95,000	92,150
Vista Outdoor Inc - 144A 4.500% 03/15/2029 Callable @ 102.250 03/15/2024	149,000	113,240
Weekley Homes LLC / Weekley Finance Corp - 144A 4.875% 09/15/2028 Callable @ 102.438 09/15/2023	49,000	40,278
William Carter Co/The - 144A 5.625% 03/15/2027 Callable @ 101.406 03/15/2023	85,000	83,938
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp - 144A 5.250% 05/15/2027 Callable @ 100.000 02/15/2027	25,000	23,086
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp - 144A 5.500% 03/01/2025 Callable @ 100.000 12/01/2024	137,000	134,975
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp - 144A 5.125% 10/01/2029	203,000	177,118
Yum! Brands Inc 3.625% 03/15/2031 Callable @ 100.000 12/15/2030	41,000	37,104
Yum! Brands Inc 4.625% 01/31/2032 Callable @ 102.313 10/01/2026	78,000	74,133
		$12,678,538

Consumer Staples (5.0%)
Central Garden & Pet Co 5.125% 02/01/2028 Callable @ 102.563 01/01/2023	183,000	170,107
Central Garden & Pet Co 4.125% 10/15/2030 Callable @ 102.063 10/15/2025	49,000	42,453
TreeHouse Foods Inc 4.000% 09/01/2028 Callable @ 102.000 09/01/2023	21,000	18,270
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 5.875% 02/15/2028 Callable @ 104.406 08/15/2022	76,000	73,720
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 4.625% 01/15/2027 Callable @ 103.469 01/15/2023	265,000	250,277
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 4.875% 02/15/2030	15,000	13,725
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 3.250% 03/15/2026 Callable @ 101.625 09/15/2022	38,000	35,313
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 3.500% 03/15/2029 Callable @ 101.750 09/15/2023	117,000	102,453
Central Garden & Pet Co - 144A 4.125% 04/30/2031 Callable @ 102.063 04/30/2026	8,000	6,863
Coty Inc - 144A 5.000% 04/15/2026 Callable @ 102.500 04/15/2023	84,000	82,496
HFC Prestige Products Inc/HFC Prestige International US LLC - 144A 4.750% 01/15/2029 Callable @ 102.375 01/15/2025	60,000	54,463
Edgewell Personal Care Co - 144A 5.500% 06/01/2028 Callable @ 102.750 06/01/2023	130,000	127,472
Edgewell Personal Care Co - 144A 4.125% 04/01/2029 Callable @ 102.063 04/01/2024	25,000	22,442
Energizer Holdings Inc - 144A 4.750% 06/15/2028 Callable @ 102.375 06/15/2023	239,000	203,709
Energizer Holdings Inc - 144A 4.375% 03/31/2029 Callable @ 102.188 09/30/2023	78,000	64,582
Energizer Holdings Inc - 144A 6.500% 12/31/2027 Callable @ 103.250 08/31/2024	37,000	34,270
+^High Ridge Brands Co 8.875% 03/15/2025	60,000	0
Lamb Weston Holdings Inc - 144A 4.875% 05/15/2028	26,000	25,311
Lamb Weston Holdings Inc - 144A 4.125% 01/31/2030 Callable @ 102.063 01/31/2025	129,000	120,267
Lamb Weston Holdings Inc - 144A 4.375% 01/31/2032 Callable @ 102.188 01/31/2027	17,000	15,944
Performance Food Group Inc - 144A 5.500% 10/15/2027 Callable @ 102.750 10/15/2022	90,000	88,687
Performance Food Group Inc - 144A 6.875% 05/01/2025	90,000	91,350
Performance Food Group Inc 4.250% 08/01/2029 Callable @ 102.125 08/01/2024	80,000	70,800
Post Holdings Inc - 144A 5.750% 03/01/2027 Callable @ 101.917 03/01/2023	115,000	114,713
Post Holdings Inc - 144A 5.625% 01/15/2028 Callable @ 102.813 12/01/2022	125,000	123,125
Post Holdings Inc - 144A 5.500% 12/15/2029 Callable @ 102.750 12/15/2024	25,000	23,702
Post Holdings Inc - 144A 4.625% 04/15/2030 Callable @ 102.313 04/15/2025	65,000	58,289
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu - 144A 4.000% 10/15/2027 Callable @ 102.000 10/15/2023	203,000	178,857
Rite Aid Corp - 144A 7.500% 07/01/2025 Callable @ 101.875 07/01/2023	44,000	38,246
*Rite Aid Corp - 144A 8.000% 11/15/2026 Callable @ 104.000 01/15/2023	254,000	213,995
Spectrum Brands Inc - 144A 5.000% 10/01/2029 Callable @ 102.500 10/01/2024	138,000	123,855
Spectrum Brands Inc - 144A 5.500% 07/15/2030 Callable @ 102.750 07/15/2025	99,000	88,391
Spectrum Brands Inc - 144A 3.875% 03/15/2031 Callable @ 101.938 03/15/2026	19,000	15,580
		$2,693,727

Energy (10.8%)
Buckeye Partners LP 3.950% 12/01/2026 Callable @ 100.000 09/01/2026	40,000	37,056
Buckeye Partners LP 4.125% 12/01/2027 Callable @ 100.000 09/01/2027	15,000	13,497
DCP Midstream Operating LP 5.375% 07/15/2025 Callable @ 100.000 04/15/2025	20,000	20,400
DCP Midstream Operating LP 5.625% 07/15/2027 Callable @ 100.000 04/15/2027	30,000	30,596
EQT Corp 5.000% 01/15/2029	18,000	17,793
EQM Midstream Partners LP 4.125% 12/01/2026 Callable @ 100.000 09/01/2026	47,000	43,326
EQM Midstream Partners LP 5.500% 07/15/2028 Callable @ 100.000 04/15/2028	5,000	4,725
EnLink Midstream LLC 5.375% 06/01/2029 Callable @ 100.000 03/01/2029	16,000	15,193
EnLink Midstream Partners LP 4.850% 07/15/2026 Callable @ 100.000 04/15/2026	25,000	24,737
Genesis Energy LP / Genesis Energy Finance Corp 6.250% 05/15/2026 Callable @ 101.563 02/15/2023	10,000	9,268
Genesis Energy LP / Genesis Energy Finance Corp 7.750% 02/01/2028 Callable @ 105.813 02/01/2023	41,000	39,557
Genesis Energy LP / Genesis Energy Finance Corp 8.000% 01/15/2027 Callable @ 104.000 10/15/2024	18,000	17,640
Gulfport Energy Corp 6.375% 01/15/2026 Callable @ 101.594 01/15/2023	-	0
Gulfport Energy Corp 8.000% 05/17/2026 Callable @ 104.000 05/17/2024	25,000	25,121
NRG Energy Inc 5.750% 01/15/2028 Callable @ 102.875 01/15/2023	83,000	80,145
Nabors Industries Inc 5.750% 02/01/2025 Callable @ 100.000 11/01/2024	109,000	99,783
NuStar Logistics LP 5.625% 04/28/2027	30,000	28,691
NuStar Logistics LP 6.000% 06/01/2026 Callable @ 100.000 03/01/2026	50,000	49,151
NuStar Logistics LP 5.750% 10/01/2025 Callable @ 100.000 07/01/2025	21,000	20,311
NuStar Logistics LP 6.375% 10/01/2030 Callable @ 100.000 04/01/2030	71,000	65,458
Chord Energy Corp 6.875% 01/15/2023	-	0
Occidental Petroleum Corp 8.000% 07/15/2025 Callable @ 100.000 04/15/2025	83,000	89,584
Occidental Petroleum Corp 8.500% 07/15/2027 Callable @ 100.000 01/15/2027	46,000	52,555
Occidental Petroleum Corp 8.875% 07/15/2030 Callable @ 100.000 01/15/2030	61,000	73,048
Occidental Petroleum Corp 6.375% 09/01/2028 Callable @ 100.000 03/01/2028	25,000	26,792
Occidental Petroleum Corp 6.625% 09/01/2030 Callable @ 100.000 03/01/2030	85,000	94,299
Occidental Petroleum Corp 6.125% 01/01/2031 Callable @ 100.000 07/01/2030	70,000	75,230
Range Resources Corp 4.875% 05/15/2025 Callable @ 100.000 02/15/2025	70,000	69,852
Range Resources Corp 8.250% 01/15/2029 Callable @ 104.125 01/15/2024	65,000	69,608
SM Energy Co 5.625% 06/01/2025 Callable @ 100.000 06/01/2023	30,000	29,513
SM Energy Co 6.750% 09/15/2026 Callable @ 102.250 09/15/2022	40,000	39,600
SM Energy Co 6.500% 07/15/2028 Callable @ 103.250 07/15/2024	31,000	30,547
Southwestern Energy Co 7.750% 10/01/2027 Callable @ 103.875 10/01/2022	37,000	38,587
Southwestern Energy Co 8.375% 09/15/2028 Callable @ 104.188 09/15/2023	25,000	26,875
Southwestern Energy Co 5.375% 03/15/2030 Callable @ 102.688 03/15/2025	112,000	110,201
Southwestern Energy Co 4.750% 02/01/2032 Callable @ 102.375 02/01/2027	17,000	15,853
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.000% 01/15/2028 Callable @ 102.500 01/15/2023	40,000	39,288
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.500% 03/01/2030 Callable @ 102.750 03/01/2025	15,000	14,832
Western Midstream Operating LP 4.650% 07/01/2026 Callable @ 100.000 04/01/2026	65,000	64,522
Western Midstream Operating LP 4.500% 03/01/2028 Callable @ 100.000 12/01/2027	8,000	7,720
Antero Resources Corp - 144A 8.375% 07/15/2026 Callable @ 104.188 01/15/2024	79,000	84,641
Antero Resources Corp - 144A 7.625% 02/01/2029 Callable @ 103.813 02/01/2024	46,000	48,928
Antero Resources Corp - 144A 5.375% 03/01/2030 Callable @ 102.688 03/01/2025	23,000	22,598
Antero Midstream Partners LP / Antero Midstream Finance Corp - 144A 5.750% 03/01/2027 Callable @ 101.917 03/01/2023	5,000	4,954
Antero Midstream Partners LP / Antero Midstream Finance Corp - 144A 5.750% 01/15/2028 Callable @ 102.875 01/15/2023	85,000	83,088
Antero Midstream Partners LP - 144A 5.375% 06/15/2029 Callable @ 102.688 06/15/2024	86,000	84,013
Antero Midstream Partners LP / Antero Midstream Finance Corp - 144A 7.875% 05/15/2026 Callable @ 103.938 05/15/2023	73,000	76,407
Archrock Partners LP / Archrock Partners Finance Corp - 144A 6.875% 04/01/2027 Callable @ 103.438 04/01/2023	35,000	32,682
Archrock Partners LP / Archrock Partners Finance Corp - 144A 6.250% 04/01/2028 Callable @ 103.125 04/01/2023	37,000	33,482
Baytex Energy Corp - 144A 8.750% 04/01/2027 Callable @ 106.563 04/01/2023	70,000	71,313
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 6.625% 07/15/2026 Callable @ 101.656 07/15/2023	25,000	23,528
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 7.625% 12/15/2025 Callable @ 103.812 12/15/2022	58,000	57,592
Buckeye Partners LP - 144A 4.125% 03/01/2025 Callable @ 100.000 02/01/2025	115,000	110,328
Buckeye Partners LP - 144A 4.500% 03/01/2028 Callable @ 100.000 12/01/2027	40,000	36,554
CNX Resources Corp - 144A 6.000% 01/15/2029 Callable @ 104.500 01/15/2024	31,000	30,148
CNX Midstream Partners LP - 144A 4.750% 04/15/2030 Callable @ 102.375 04/15/2025	16,000	13,792
California Resources Corp - 144A 7.125% 02/01/2026 Callable @ 103.565 02/01/2023	88,000	87,122
Cheniere Energy Partners LP 4.500% 10/01/2029 Callable @ 102.250 10/01/2024	176,000	170,515
Cheniere Energy Partners LP 3.250% 01/31/2032 Callable @ 101.625 01/31/2027	39,000	34,028
Cheniere Energy Inc 4.625% 10/15/2028 Callable @ 102.313 10/15/2023	90,000	87,629
Chesapeake Escrow Issuer LLC - 144A 5.500% 02/01/2026 Callable @ 102.750 02/05/2023	35,000	34,924
Chesapeake Energy Corp 5.500% 09/15/2026	15,000	291
Comstock Resources Inc - 144A 6.750% 03/01/2029 Callable @ 103.375 03/01/2024	141,000	139,590
Comstock Resources Inc 5.875% 01/15/2030 Callable @ 102.938 01/15/2025	43,000	40,316
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp - 144A 5.625% 05/01/2027 Callable @ 101.875 05/01/2023	35,000	33,600
DT Midstream Inc - 144A 4.125% 06/15/2029 Callable @ 102.063 06/15/2024	95,000	87,947
DT Midstream Inc - 144A 4.375% 06/15/2031 Callable @ 102.188 06/15/2026	36,000	32,310
EQT Corp - 144A 3.625% 05/15/2031 Callable @ 100.000 05/15/2030	21,000	19,224
EQM Midstream Partners LP - 144A 6.000% 07/01/2025 Callable @ 100.000 04/01/2025	15,000	14,963
EQM Midstream Partners LP - 144A 6.500% 07/01/2027 Callable @ 100.000 01/01/2027	25,000	25,052
EQM Midstream Partners LP - 144A 4.500% 01/15/2029 Callable @ 100.000 07/15/2028	44,000	39,380
EQM Midstream Partners LP - 144A 4.750% 01/15/2031 Callable @ 100.000 07/15/2030	54,000	48,784
EQM Midstream Partners LP - 144A 7.500% 06/01/2027 Callable @ 103.750 06/01/2024	45,000	45,788
EQM Midstream Partners LP - 144A 7.500% 06/01/2030 Callable @ 100.000 12/01/2029	36,000	37,049
Encino Acquisition Partners Holdings LLC - 144A 8.500% 05/01/2028 Callable @ 104.250 05/01/2024	115,000	112,390
FMG Resources August 2006 Pty Ltd - 144A 4.375% 04/01/2031 Callable @ 100.000 01/01/2031	28,000	24,360
GCI LLC - 144A 4.750% 10/15/2028 Callable @ 102.375 10/15/2023	133,000	121,216
Global Infrastructure Solutions Inc - 144A 5.625% 06/01/2029 Callable @ 102.813 06/01/2024	90,000	71,001
Global Infrastructure Solutions Inc - 144A 7.500% 04/15/2032 Callable @ 103.750 04/15/2027	50,000	38,563
Gulfport Energy Corp - 144A 8.000% 05/17/2026 Callable @ 104.000 05/17/2024	140,000	140,676
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp 5.625% 02/15/2026 Callable @ 101.406 02/15/2023	25,000	24,940
Hess Midstream Operations LP 4.250% 02/15/2030 Callable @ 102.125 02/15/2025	47,000	41,869
Hess Midstream Operations LP - 144A 5.125% 06/15/2028 Callable @ 102.563 06/15/2023	55,000	53,404
Hilcorp Energy I LP / Hilcorp Finance Co - 144A 6.000% 04/15/2030 Callable @ 103.000 04/15/2025	29,000	26,318
Hilcorp Energy I LP / Hilcorp Finance Co - 144A 6.250% 04/15/2032 Callable @ 103.125 05/15/2027	23,000	20,687
Holly Energy Partners LP / Holly Energy Finance Corp - 144A 5.000% 02/01/2028 Callable @ 103.750 02/01/2023	35,000	32,272
Holly Energy Partners LP / Holly Energy Finance Corp - 144A 6.375% 04/15/2027 Callable @ 103.188 04/15/2024	48,000	47,314
Kinetik Holdings LP - 144A 5.875% 06/15/2030 Callable @ 102.938 06/15/2025	35,000	35,553
MEG Energy Corp - 144A 7.125% 02/01/2027 Callable @ 103.563 02/01/2023	92,000	94,990
NGL Energy Operating LLC / NGL Energy Finance Corp - 144A 7.500% 02/01/2026 Callable @ 103.750 02/01/2023	37,000	33,855
NRG Energy Inc - 144A 5.250% 06/15/2029 Callable @ 102.625 06/15/2024	79,000	74,063
NRG Energy Inc - 144A 3.875% 02/15/2032 Callable @ 101.938 02/15/2027	44,000	37,608
Chord Energy Corp - 144A 6.250% 05/01/2026 Callable @ 100.000 05/01/2023	-	0
Chord Energy Corp - 144A 6.375% 06/01/2026 Callable @ 103.188 06/01/2023	56,000	55,160
Oasis Midstream Partners LP / OMP Finance Corp 8.000% 04/01/2029 Callable @ 104.000 04/01/2024	129,000	127,527
Precision Drilling Corp - 144A 7.125% 01/15/2026 Callable @ 101.781 11/15/2022	35,000	32,375
Precision Drilling Corp - 144A 6.875% 01/15/2029 Callable @ 103.438 01/15/2025	8,000	7,155
Range Resources Corp - 144A 4.750% 02/15/2030 Callable @ 102.375 02/15/2025	24,000	22,920
Rockcliff Energy II LLC - 144A 5.500% 10/15/2029 Callable @ 102.750 10/15/2024	28,000	27,047
Sunoco LP / Sunoco Finance Corp 4.500% 05/15/2029 Callable @ 102.250 05/15/2024	109,000	98,313
Sunoco LP / Sunoco Finance Corp 4.500% 04/30/2030 Callable @ 102.250 04/30/2025	60,000	52,808
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 5.500% 01/15/2028 Callable @ 102.750 01/15/2023	65,000	59,209
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 6.000% 03/01/2027 Callable @ 103.000 03/01/2023	40,000	37,160
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 7.500% 10/01/2025 Callable @ 105.625 10/01/2022	98,000	98,203
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 6.000% 12/31/2030 Callable @ 103.000 12/31/2025	55,000	49,382
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 6.000% 09/01/2031 Callable @ 103.000 09/01/2026	70,000	63,070
Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.500% 07/15/2027 Callable @ 103.250 07/15/2023	108,000	111,102
Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.875% 01/15/2029 Callable @ 103.438 01/15/2024	38,000	39,214
Targa Resources Partners LP / Targa Resources Partners Finance Corp 4.875% 02/01/2031 Callable @ 102.438 02/01/2026	70,000	65,794
Targa Resources Partners LP / Targa Resources Partners Finance Corp 4.000% 01/15/2032 Callable @ 102.000 07/15/2026	62,000	55,334
Transocean Guardian Ltd - 144A 5.875% 01/15/2024 Callable @ 100.000 07/15/2023	20,626	19,698
Transocean Pontus Ltd - 144A 6.125% 08/01/2025 Callable @ 103.063 08/01/2022	28,290	26,451
Transocean Inc - 144A 11.500% 01/30/2027 Callable @ 105.750 07/30/2023	68,000	64,438
Vine Energy Holdings LLC 6.750% 04/15/2029 Callable @ 103.375 04/15/2024	218,000	224,856
		$5,771,797

Financials (2.0%)
Ally Financial Inc 5.750% 11/20/2025 Callable @ 100.000 10/20/2025	100,000	101,264
(2)Citigroup Inc (LIBOR USD 3 Month +3.905%) Callable at 100 5/15/2025	10,000	9,740
OneMain Finance Corp 4.000% 09/15/2030 Callable @ 102.000 09/15/2025	18,000	14,130
OneMain Finance Corp 3.500% 01/15/2027 Callable @ 101.750 01/15/2024	20,000	17,009
Springleaf Finance Corp 6.625% 01/15/2028 Callable @ 100.000 07/15/2027	24,000	22,463
Springleaf Finance Corp 5.375% 11/15/2029 Callable @ 100.000 05/15/2029	130,000	110,518
Adient Global Holdings Ltd - 144A 4.875% 08/15/2026	240,000	224,446
Coinbase Global Inc - 144A 3.375% 10/01/2028 Callable @ 101.688 10/01/2024	20,000	12,866
Coinbase Global Inc - 144A 3.625% 10/01/2031 Callable @ 101.813 10/01/2026	20,000	11,851
LPL Holdings Inc - 144A 4.625% 11/15/2027 Callable @ 102.313 11/15/2022	30,000	29,379
LPL Holdings Inc - 144A 4.000% 03/15/2029 Callable @ 102.000 03/15/2024	55,000	51,150
Nationstar Mortgage Holdings Inc - 144A 6.000% 01/15/2027 Callable @ 101.500 01/15/2024	10,000	9,261
Nationstar Mortgage Holdings Inc - 144A 5.500% 08/15/2028 Callable @ 102.750 08/15/2023	93,000	81,724
Nationstar Mortgage Holdings Inc - 144A 5.125% 12/15/2030 Callable @ 102.563 12/15/2025	26,000	21,619
Nationstar Mortgage Holdings Inc - 144A 5.750% 11/15/2031 Callable @ 102.875 11/15/2026	80,000	66,900
Quicken Loans LLC / Quicken Loans Co- 144A Issuer Inc - 3.625% 03/01/2029 Callable @ 101.813 03/01/2023	71,000	60,705
Rocket Mortgage LLC / Rocket Mortgage Co- 144A Issuer Inc - 2.875% 10/15/2026 Callable @ 101.438 10/15/2023	54,000	47,790
Rocket Mortgage LLC / Rocket Mortgage Co- 144A Issuer Inc - 4.000% 10/15/2033 Callable @ 102.000 10/15/2027	9,000	7,272
WMG Acquisition Corp - 144A 3.875% 07/15/2030 Callable @ 101.938 07/15/2025	25,000	22,795
WMG Acquisition Corp - 144A 3.000% 02/15/2031 Callable @ 101.500 02/15/2026	63,000	54,717
WMG Acquisition Corp - 144A 3.750% 12/01/2029 Callable @ 101.875 12/01/2024	85,000	77,496
		$1,055,095

Health Care (12.0%)
Encompass Health Corp 4.500% 02/01/2028 Callable @ 102.250 02/01/2023	174,000	160,985
Encompass Health Corp 4.750% 02/01/2030 Callable @ 102.375 02/01/2025	35,000	32,283
Encompass Health Corp 4.625% 04/01/2031 Callable @ 102.313 04/01/2026	35,000	31,422
*HCA Inc 5.875% 02/15/2026 Callable @ 100.000 08/15/2025	310,000	320,258
HCA Inc 3.500% 09/01/2030 Callable @ 102.500 03/01/2030	85,000	77,562
HCA Inc 5.375% 09/01/2026 Callable @ 100.000 03/01/2026	100,000	103,150
HCA Inc 5.625% 09/01/2028 Callable @ 100.000 03/01/2028	178,000	184,050
HealthSouth Corp 5.750% 09/15/2025 Callable @ 100.958 09/15/2022	55,000	55,129
Ardent Health Services Inc 5.750% 07/15/2029 Callable @ 102.875 07/15/2024	39,000	28,860
Acadia Healthcare Co Inc - 144A 5.500% 07/01/2028 Callable @ 102.750 07/01/2023	72,000	70,891
Acadia Healthcare Co Inc - 144A 5.000% 04/15/2029 Callable @ 102.500 10/15/2023	45,000	43,607
Avantor Funding Inc - 144A 4.625% 07/15/2028 Callable @ 102.313 07/15/2023	231,000	221,507
Avantor Funding Inc - 144A 3.875% 11/01/2029 Callable @ 101.938 11/01/2024	25,000	23,013
Bausch Health Cos Inc - 144A 7.000% 01/15/2028 Callable @ 103.500 01/15/2023	20,000	11,100
Bausch Health Cos Inc - 144A 5.000% 01/30/2028 Callable @ 102.500 01/30/2023	35,000	18,638
Bausch Health Cos Inc - 144A 5.250% 01/30/2030 Callable @ 102.625 01/30/2025	126,000	65,422
Bausch Health Cos Inc - 144A 6.250% 02/15/2029 Callable @ 103.125 02/15/2024	80,000	42,800
Bausch Health Cos Inc - 144A 5.250% 02/15/2031 Callable @ 102.625 02/15/2026	36,000	18,457
Bausch Health Cos Inc - 144A 5.000% 02/15/2029 Callable @ 102.500 02/15/2024	49,000	24,751
Bausch Health Cos Inc - 144A 4.875% 06/01/2028 Callable @ 102.438 06/01/2024	130,000	103,090
CHS/Community Health Systems Inc - 144A 8.000% 03/15/2026 Callable @ 102.000 03/15/2023	195,000	184,663
CHS/Community Health Systems Inc - 144A 5.625% 03/15/2027 Callable @ 102.813 12/15/2023	64,000	56,925
CHS/Community Health Systems Inc - 144A 6.000% 01/15/2029 Callable @ 103.000 01/15/2024	24,000	20,940
CHS/Community Health Systems Inc - 144A 4.750% 02/15/2031 Callable @ 102.375 02/15/2026	60,000	48,300
CHS/Community Health Systems Inc 6.125% 04/01/2030 Callable @ 103.063 04/01/2025	88,000	47,074
CHS/Community Health Systems Inc - 144A 5.250% 05/15/2030 Callable @ 102.625 05/15/2025	77,000	64,680
Catalent Pharma Solutions Inc - 144A 3.125% 02/15/2029 Callable @ 101.563 02/15/2024	12,000	10,635
Centene Corp 4.250% 12/15/2027 Callable @ 102.125 12/15/2022	109,000	107,229
*Centene Corp 4.625% 12/15/2029 Callable @ 102.313 12/15/2024	412,000	406,164
DaVita Inc - 144A 4.625% 06/01/2030 Callable @ 102.313 06/01/2025	211,000	173,020
DaVita Inc 3.750% 02/15/2031 Callable @ 101.875 02/15/2026	105,000	79,800
Emergent BioSolutions Inc - 144A 3.875% 08/15/2028 Callable @ 101.938 08/15/2023	82,000	62,126
Endo Luxembourg Finance Co I Sarl / Endo US Inc - 144A 6.125% 04/01/2029 Callable @ 104.594 04/01/2024	30,000	24,075
Enterprise Merger Sub Inc - 144A 8.750% 10/15/2026 Callable @ 102.188 10/15/2022	150,000	50,156
Global Medical Response Inc - 144A 6.500% 10/01/2025 Callable @ 101.625 10/01/2022	50,000	46,375
HealthEquity Inc - 144A 4.500% 10/01/2029 Callable @ 102.250 10/01/2024	22,000	20,489
Hologic Inc 4.625% 02/01/2028 Callable @ 102.312 02/01/2023	95,000	92,316
Hologic Inc - 144A 3.250% 02/15/2029 Callable @ 101.625 09/28/2023	142,000	128,893
*IQVIA Inc - 144A 5.000% 10/15/2026 Callable @ 101.667 10/15/2022	200,000	199,077
*Jazz Securities DAC - 144A 4.375% 01/15/2029 Callable @ 102.188 07/15/2024	200,000	192,570
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 10.000% 06/15/2029 Callable @ 105.000 06/15/2026	25,000	15,250
MALLINCKRODT FIN 11.500% 12/01/2028	160,000	158,366
Mozart Debt Merger Sub Inc - 144A 3.875% 04/01/2029 Callable @ 101.938 10/01/2024	193,000	174,424
Mozart Debt Merger Sub Inc - 144A 5.250% 10/01/2029 Callable @ 102.625 10/01/2024	102,000	91,800
Organon Finance 1 LLC - 144A 4.125% 04/30/2028 Callable @ 102.063 04/30/2024	200,000	189,708
Owens & Minor Inc - 144A 4.500% 03/31/2029 Callable @ 102.250 03/31/2024	135,000	121,338
Owens & Minor Inc - 144A 6.625% 04/01/2030 Callable @ 103.313 04/01/2025	32,000	32,005
Par Pharmaceutical Inc - 144A 7.500% 04/01/2027 Callable @ 103.750 04/01/2023	75,000	60,119
Prestige Brands Inc - 144A 5.125% 01/15/2028 Callable @ 102.563 01/15/2023	60,000	57,900
Prestige Brands Inc - 144A 3.750% 04/01/2031 Callable @ 101.875 04/01/2026	15,000	12,900
RP Escrow Issuer LLC - 144A 5.250% 12/15/2025 Callable @ 102.625 12/15/2022	22,000	19,782
Radiology Partners Inc - 144A 9.250% 02/01/2028 Callable @ 104.625 02/01/2023	45,000	33,183
Syneos Health Inc - 144A 3.625% 01/15/2029 Callable @ 101.813 01/15/2024	40,000	35,801
Tenet Healthcare Corp - 144A 6.250% 02/01/2027 Callable @ 101.563 02/01/2023	122,000	123,424
Tenet Healthcare Corp 4.875% 01/01/2026 Callable @ 101.219 03/01/2023	486,000	481,903
Tenet Healthcare Corp 5.125% 11/01/2027 Callable @ 102.563 11/01/2022	295,000	290,575
Tenet Healthcare Corp 4.625% 06/15/2028 Callable @ 102.313 06/15/2023	26,000	24,531
Tenet Healthcare Corp 4.250% 06/01/2029 Callable @ 102.125 06/01/2024	55,000	51,150
Tenet Healthcare Corp - 144A 6.125% 06/15/2030 Callable @ 103.063 06/15/2025	77,000	77,779
Valeant Pharmaceuticals International Inc - 144A 5.500% 11/01/2025 Callable @ 100.000 11/01/2022	260,000	231,400
Valeant Pharmaceuticals International Inc - 144A 9.000% 12/15/2025 Callable @ 102.250 12/15/2022	404,000	291,890
Bausch Health Americas Inc - 144A 9.250% 04/01/2026 Callable @ 102.313 04/01/2023	250,000	173,878
Valeant Pharmaceuticals International Inc - 144A 8.500% 01/31/2027 Callable @ 104.250 07/31/2022	99,000	62,618
		$6,464,205

Industrials (12.7%)
CoreCivic Inc 8.250% 04/15/2026 Callable @ 104.125 04/15/2024	64,000	63,700
EnPro Industries Inc 5.750% 10/15/2026 Callable @ 102.875 10/15/2022	66,000	65,175
HERTZ CORP 6.250% 10/15/2022	25,000	125
Manitowoc Foodservice Inc 9.500% 02/15/2024	30,000	30,012
Triumph Group Inc 7.750% 08/15/2025 Callable @ 101.938 08/15/2022	75,000	64,190
United Rentals North America Inc 3.875% 02/15/2031 Callable @ 101.938 08/15/2025	35,000	31,938
United Rentals North America Inc 5.500% 05/15/2027 Callable @ 101.833 05/15/2023	65,000	66,073
United Rentals North America Inc 4.875% 01/15/2028 Callable @ 102.438 01/15/2023	139,000	138,769
ACCO Brands Corp - 144A 4.250% 03/15/2029 Callable @ 102.125 03/15/2024	180,000	155,963
ADT Security Corp/The - 144A 4.125% 08/01/2029 Callable @ 100.000 08/01/2028	98,000	88,200
APi Escrow Corp - 144A 4.750% 10/15/2029 Callable @ 102.375 10/15/2024	37,000	31,173
APi Group DE Inc - 144A 4.125% 07/15/2029 Callable @ 102.063 07/15/2024	56,000	46,619
ATS Automation Tooling Systems Inc - 144A 4.125% 12/15/2028 Callable @ 102.063 12/15/2023	49,000	43,439
American Airlines Inc/AAdvantage Loyalty IP Ltd - 144A 5.500% 04/20/2026	232,084	229,123
American Airlines Inc/AAdvantage Loyalty IP Ltd - 144A 5.750% 04/20/2029	135,000	130,066
Advanced Drainage Systems Inc - 144A 5.000% 09/30/2027 Callable @ 102.500 09/30/2022	26,000	25,480
Allison Transmission Inc - 144A 4.750% 10/01/2027 Callable @ 102.375 10/01/2022	66,000	62,548
Allison Transmission Inc - 144A 3.750% 01/30/2031 Callable @ 101.875 01/30/2026	90,000	77,737
Arconic Rolled Products Corp - 144A 6.125% 02/15/2028 Callable @ 103.063 02/15/2023	153,000	152,913
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 5.750% 07/15/2027 Callable @ 101.438 07/15/2023	30,000	28,454
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 5.750% 07/15/2027 Callable @ 101.438 07/15/2023	35,000	33,214
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 5.375% 03/01/2029 Callable @ 102.688 03/01/2024	168,000	153,201
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 4.750% 04/01/2028 Callable @ 102.375 04/01/2024	70,000	63,102
BWX Technologies Inc - 144A 4.125% 06/30/2028 Callable @ 102.063 06/30/2023	44,000	41,690
BWX Technologies Inc - 144A 4.125% 04/15/2029 Callable @ 102.063 04/15/2024	63,000	59,163
Bombardier Inc - 144A 7.500% 03/15/2025 Callable @ 100.000 03/15/2023	78,000	76,050
Bombardier Inc - 144A 7.125% 06/15/2026 Callable @ 103.563 06/15/2023	22,000	20,460
Brink's Co/The - 144A 5.500% 07/15/2025 Callable @ 101.373 07/15/2023	40,000	40,210
Builders FirstSource Inc - 144A 4.250% 02/01/2032 Callable @ 102.125 08/01/2026	93,000	79,587
Builders FirstSource Inc - 144A 6.375% 06/15/2032 Callable @ 103.188 06/15/2027	64,000	63,571
CVR Partners LP / CVR Nitrogen Finance Corp - 144A 6.125% 06/15/2028 Callable @ 103.063 06/15/2024	52,000	47,320
Clean Harbors Inc - 144A 4.875% 07/15/2027 Callable @ 101.219 07/15/2023	20,000	19,769
Dun & Bradstreet Corp/The - 144A 5.000% 12/15/2029 Callable @ 102.500 12/15/2024	23,000	21,439
Dycom Industries Inc - 144A 4.500% 04/15/2029 Callable @ 102.250 04/15/2024	90,000	82,558
First Student Bidco Inc / First Transit Parent Inc 4.000% 07/31/2029 Callable @ 102.000 07/31/2024	102,000	89,280
GFL Environmental Inc - 144A 5.125% 12/15/2026 Callable @ 102.563 12/15/2022	70,000	70,456
GFL Environmental Inc - 144A 3.750% 08/01/2025 Callable @ 101.875 08/01/2022	34,000	33,001
GFL Environmental Inc - 144A 4.000% 08/01/2028 Callable @ 102.000 08/01/2023	69,000	62,250
GFL Environmental Inc - 144A 4.750% 06/15/2029 Callable @ 102.375 06/08/2024	45,000	41,063
GFL Environmental Inc 4.375% 08/15/2029 Callable @ 102.188 08/15/2024	39,000	34,506
GPC Merger Sub Inc - 144A 7.125% 08/15/2028 Callable @ 103.563 08/15/2023	74,000	62,235
Griffon Corp 5.750% 03/01/2028 Callable @ 102.875 03/01/2023	135,000	128,885
Herc Holdings Inc - 144A 5.500% 07/15/2027 Callable @ 101.833 07/15/2023	160,000	160,200
Hertz Corp/The - 144A 4.625% 12/01/2026 Callable @ 102.313 12/01/2023	33,000	29,370
Hertz Corp/The - 144A 5.000% 12/01/2029 Callable @ 102.500 12/01/2024	120,000	102,605
HERTZ CORP 5.500% 10/15/2024	148,000	740
HERTZ CORP 7.125% 08/01/2026	80,000	4,800
HERTZ CORP 6.000% 01/15/2028	20,000	1,200
Iron Mountain Inc - 144A 4.875% 09/15/2027 Callable @ 102.438 09/15/2022	62,000	58,929
Iron Mountain Inc 4.500% 02/15/2031 Callable @ 102.250 02/15/2026	44,000	38,610
Jeld Wen Inc - 144A 4.625% 12/15/2025 Callable @ 100.000 12/15/2022	75,000	69,188
Jeld Wen Inc - 144A 4.875% 12/15/2027 Callable @ 102.438 12/15/2022	20,000	16,490
Jeld Wen Inc - 144A 6.250% 05/15/2025 Callable @ 101.563 05/15/2023	45,000	44,671
MIWD Holdco II LLC / MIWD Finance Corp - 144A 5.500% 02/01/2030 Callable @ 102.750 02/01/2025	44,000	37,235
Madison IAQ LLC - 144A 4.125% 06/30/2028 Callable @ 102.063 06/30/2024	211,000	186,735
Madison IAQ LLC - 144A 5.875% 06/30/2029 Callable @ 102.938 06/30/2024	135,000	105,638
Masonite International Corp - 144A 5.375% 02/01/2028 Callable @ 102.688 02/01/2023	70,000	68,425
MasTec Inc - 144A 4.500% 08/15/2028 Callable @ 102.250 08/15/2023	124,000	114,909
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd - 144A 6.500% 06/20/2027 Callable @ 103.250 06/30/2023	105,000	106,049
Mueller Water Products Inc 4.000% 06/15/2029 Callable @ 100.000 06/15/2024	105,000	95,692
NESCO Holdings II Inc - 144A 5.500% 04/15/2029 Callable @ 102.750 04/15/2024	51,000	44,243
Nielsen Finance LLC / Nielsen Finance Co - 144A 5.625% 10/01/2028 Callable @ 102.813 10/01/2023	115,000	112,700
PGT Innovations Inc - 144A 4.375% 10/01/2029 Callable @ 102.188 08/01/2024	66,000	59,898
Pike Corp - 144A 5.500% 09/01/2028 Callable @ 102.750 09/01/2023	63,000	54,180
Prime Security Services Borrower LLC / Prime Finance Inc - 144A 5.750% 04/15/2026	5,000	5,081
Prime Security Services Borrower LLC / Prime Finance Inc 3.375% 08/31/2027 Callable @ 100.000 08/31/2026	197,000	179,668
ADT Security Corp/The - 144A 4.875% 07/15/2032	173,000	153,174
SRS Distribution Inc - 144A 4.625% 07/01/2028 Callable @ 102.313 07/01/2024	128,000	119,667
SRS Distribution Inc - 144A 6.125% 07/01/2029 Callable @ 103.063 07/01/2024	47,000	42,272
SRS Distribution Inc - 144A 6.000% 12/01/2029 Callable @ 103.000 12/01/2024	65,000	56,234
Sensata Technologies BV - 144A 4.875% 10/15/2023	180,000	180,004
Sensata Technologies BV - 144A 5.000% 10/01/2025	2,000	2,010
Sensata Technologies BV - 144A 4.000% 04/15/2029 Callable @ 102.000 04/15/2024	50,000	45,500
Sensata Technologies Inc - 144A 3.750% 02/15/2031 Callable @ 101.875 02/15/2026	18,000	15,640
Spirit AeroSystems Inc - 144A 7.500% 04/15/2025 Callable @ 101.875 04/15/2023	113,000	112,914
Spirit AeroSystems Inc - 144A 5.500% 01/15/2025 Callable @ 102.750 10/15/2022	25,000	24,987
Standard Industries Inc/NJ - 144A 5.000% 02/15/2027	90,000	86,568
Standard Industries Inc/NJ - 144A 4.750% 01/15/2028 Callable @ 102.375 01/15/2023	187,000	177,650
Standard Industries Inc/NJ - 144A 3.375% 01/15/2031 Callable @ 101.688 07/15/2025	44,000	35,779
Stericycle Inc - 144A 3.875% 01/15/2029 Callable @ 101.938 11/15/2023	120,000	109,720
Stevens Holding Co Inc - 144A 6.125% 10/01/2026 Callable @ 101.531 10/01/2023	40,000	39,200
Terex Corp - 144A 5.000% 05/15/2029 Callable @ 102.500 05/15/2024	88,000	78,540
TransDigm Inc - 144A 6.250% 03/15/2026 Callable @ 101.563 03/15/2023	75,000	75,563
TriMas Corp - 144A 4.125% 04/15/2029 Callable @ 102.063 04/15/2024	63,000	55,755
Triton Water Holdings Inc - 144A 6.250% 04/01/2029 Callable @ 103.125 04/01/2024	147,000	110,548
Triumph Group Inc - 144A 6.250% 09/15/2024 Callable @ 100.000 09/15/2022	10,000	9,575
Triumph Group Inc - 144A 8.875% 06/01/2024 Callable @ 104.438 02/01/2023	10,000	10,344
Uber Technologies Inc - 144A 7.500% 09/15/2027 Callable @ 105.625 09/15/2022	80,000	81,000
Uber Technologies Inc - 144A 4.500% 08/15/2029 Callable @ 102.250 08/15/2024	89,000	79,546
United Airlines Inc - 144A 4.375% 04/15/2026 Callable @ 100.000 10/15/2025	72,000	68,810
VistaJet Malta Finance PLC / XO Management Holding Inc - 144A 6.375% 02/01/2030 Callable @ 103.188 02/01/2025	71,000	61,948
Wabash National Corp 4.500% 10/15/2028 Callable @ 102.250 10/15/2024	68,000	55,760
WESCO Distribution Inc - 144A 7.125% 06/15/2025	65,000	67,184
WESCO Distribution Inc - 144A 7.250% 06/15/2028 Callable @ 103.625 06/15/2023	190,000	196,885
White Cap Buyer LLC - 144A 6.875% 10/15/2028 Callable @ 103.438 10/15/2023	19,000	16,055
Wolverine Escrow LLC - 144A 13.125% 11/15/2027 Callable @ 109.844 11/15/2022	20,000	6,300
Wolverine Escrow LLC - 144A 9.000% 11/15/2026 Callable @ 106.750 11/15/2022	109,000	64,855
Wolverine Escrow LLC - 144A 8.500% 11/15/2024 Callable @ 103.188 11/15/2022	5,000	2,500
		$6,794,447

Information Technology (6.1%)
CDW LLC / CDW Finance Corp 4.250% 04/01/2028 Callable @ 102.125 10/01/2022	60,000	55,345
CDW LLC / CDW Finance Corp 3.250% 02/15/2029 Callable @ 101.625 02/15/2023	34,000	29,239
Twilio Inc 3.625% 03/15/2029	20,000	17,618
Twilio Inc 3.875% 03/15/2031	20,000	17,717
ACI Worldwide Inc - 144A 5.750% 08/15/2026 Callable @ 102.875 08/15/2022	64,000	62,560
Ahead DB Holdings LLC - 144A 6.625% 05/01/2028 Callable @ 103.313 05/01/2024	47,000	43,475
Black Knight InfoServ LLC - 144A 3.625% 09/01/2028 Callable @ 101.813 09/01/2023	70,000	64,750
Booz Allen Hamilton Inc - 144A 3.875% 09/01/2028 Callable @ 101.938 09/01/2023	94,000	89,155
Booz Allen Hamilton Inc - 144A 4.000% 07/01/2029 Callable @ 102.000 07/01/2024	52,000	49,606
Clarivate Science Holdings Corp - 144A 3.875% 06/30/2028 Callable @ 101.938 06/30/2024	40,000	36,400
Clarivate Science Holdings Corp - 144A 4.875% 06/30/2029 Callable @ 102.438 06/30/2024	79,000	69,915
CommScope Inc - 144A 4.750% 09/01/2029 Callable @ 102.375 09/01/2024	113,000	98,251
CommScope Technologies Finance LLC - 144A 6.000% 06/15/2025 Callable @ 100.000 06/15/2023	108,000	99,900
CommScope Finance LLC - 144A 8.250% 03/01/2027 Callable @ 102.063 03/01/2023	180,000	158,625
CommScope Finance LLC - 144A 6.000% 03/01/2026 Callable @ 101.500 03/01/2023	161,000	156,573
Conduent Business Services LLC / Conduent State & Local Solutions Inc - 144A 6.000% 11/01/2029 Callable @ 103.000 11/01/2024	90,000	75,825
Entegris Inc - 144A 4.375% 04/15/2028 Callable @ 102.188 04/15/2023	56,000	52,804
Entegris Inc - 144A 3.625% 05/01/2029 Callable @ 102.719 05/01/2024	64,000	56,785
Entegris Escrow Corp - 144A 4.750% 04/15/2029 Callable @ 100.000 01/15/2029	91,000	87,617
Gartner Inc - 144A 4.500% 07/01/2028 Callable @ 102.250 07/01/2023	215,000	206,521
Gartner Inc - 144A 3.625% 06/15/2029 Callable @ 101.813 06/15/2024	30,000	27,396
Imola Merger Corp - 144A 4.750% 05/15/2029 Callable @ 102.375 05/15/2024	299,000	278,228
Minerva Merger Sub Inc - 144A 6.500% 02/15/2030 Callable @ 103.250 02/15/2025	35,000	31,675
NCR Corp - 144A 5.750% 09/01/2027 Callable @ 102.875 09/01/2022	108,000	105,637
NCR Corp - 144A 6.125% 09/01/2029 Callable @ 103.063 09/01/2024	80,000	77,888
NCR Corp - 144A 5.000% 10/01/2028 Callable @ 102.500 10/01/2023	35,000	33,293
NCR Corp - 144A 5.125% 04/15/2029 Callable @ 102.563 04/15/2024	120,000	115,209
ON Semiconductor Corp - 144A 3.875% 09/01/2028 Callable @ 101.938 09/01/2023	118,000	109,242
Plantronics Inc - 144A 4.750% 03/01/2029 Callable @ 102.375 03/01/2024	130,000	130,975
Presidio Holdings Inc - 144A 4.875% 02/01/2027 Callable @ 102.438 02/01/2023	40,000	38,400
SS&C Technologies Inc - 144A 5.500% 09/30/2027 Callable @ 102.750 03/30/2023	210,000	206,854
Sabre GLBL Inc - 144A 9.250% 04/15/2025	25,000	25,435
Sabre GLBL Inc - 144A 7.375% 09/01/2025 Callable @ 103.688 09/01/2022	35,000	34,552
Sinclair Television Group Inc - 144A 5.125% 02/15/2027 Callable @ 101.708 08/15/2022	20,000	17,855
Square Inc 2.750% 06/01/2026 Callable @ 100.000 05/01/2026	80,000	74,600
Square Inc 3.500% 06/01/2031 Callable @ 100.000 03/01/2031	95,000	82,175
Switch Ltd - 144A 4.125% 06/15/2029 Callable @ 102.063 06/15/2024	23,000	23,274
Synaptics Inc 4.000% 06/15/2029 Callable @ 102.000 06/15/2024	22,000	19,199
II- 144A VI Inc - 5.000% 12/15/2029 Callable @ 102.500 12/14/2024	76,000	72,390
Vertical US Newco Inc 5.250% 07/15/2027 Callable @ 102.625 07/15/2023	200,000	192,000
ZoomInfo Technologies LLC/ZoomInfo Finance Corp - 144A 3.875% 02/01/2029 Callable @ 101.938 02/01/2024	52,000	46,699
		$3,271,658

Materials (6.2%)
Allegheny Technologies Inc 5.875% 12/01/2027 Callable @ 102.938 12/01/2022	66,000	61,380
Allegheny Technologies Inc 4.875% 10/01/2029 Callable @ 102.438 10/01/2024	45,000	38,498
Allegheny Technologies Inc 5.125% 10/01/2031 Callable @ 102.563 10/01/2026	23,000	19,100
Carpenter Technology Corp 6.375% 07/15/2028 Callable @ 103.188 07/15/2023	50,000	46,572
Carpenter Technology Corp 7.625% 03/15/2030 Callable @ 103.813 03/15/2025	17,000	15,505
Freeport McMoRan Inc 5.450% 03/15/2043 Callable @ 100.000 09/15/2042	15,000	14,067
Scotts Miracle Gro Co/The 5.250% 12/15/2026 Callable @ 101.750 12/15/2022	135,000	128,863
Scotts Miracle Gro Co/The 4.500% 10/15/2029 Callable @ 102.250 10/15/2024	14,000	11,970
Scotts Miracle Gro Co/The 4.375% 02/01/2032 Callable @ 102.188 08/01/2026	56,000	45,920
United States Steel Corp 6.875% 03/01/2029 Callable @ 103.438 03/01/2024	47,000	45,003
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc - 144A 5.250% 08/15/2027 Callable @ 102.625 08/15/2022	200,000	152,057
#Avient Corp - 144A 7.125% 08/01/2030 Callable @ 103.563 08/01/2025	19,000	19,578
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.750% 06/15/2027 Callable @ 102.375 06/15/2023	150,000	143,235
Berry Global Inc 4.500% 02/15/2026 Callable @ 100.000 02/15/2023	15,000	14,438
Berry Global Escrow Corp - 144A 4.875% 07/15/2026 Callable @ 101.219 07/15/2023	90,000	88,355
Big River Steel LLC / BRS Finance Corp - 144A 6.625% 01/31/2029 Callable @ 103.313 09/15/2023	77,000	78,523
Boise Cascade Co - 144A 4.875% 07/01/2030 Callable @ 102.438 07/01/2025	10,000	9,075
BWAY Holding Co - 144A 5.500% 04/15/2024	235,000	232,442
Mauser Packaging Solutions Holding Co - 144A 7.250% 04/15/2025	95,000	87,118
Chemours Co/The - 144A 5.750% 11/15/2028 Callable @ 102.875 11/15/2023	173,000	165,215
Chemours Co/The - 144A 4.625% 11/15/2029 Callable @ 102.313 11/15/2024	25,000	21,938
Cleveland- 144A Cliffs Inc - 4.625% 03/01/2029 Callable @ 102.313 03/01/2024	40,000	37,334
Cleveland- 144A Cliffs Inc - 4.875% 03/01/2031 Callable @ 102.438 03/01/2026	29,000	26,945
Element Solutions Inc - 144A 3.875% 09/01/2028 Callable @ 101.938 09/01/2023	100,000	92,323
GCP Applied Technologies Inc - 144A 5.500% 04/15/2026 Callable @ 100.000 04/15/2023	140,000	142,030
Glatfelter Corp - 144A 4.750% 11/15/2029 Callable @ 102.375 11/01/2024	42,000	28,613
Kaiser Aluminum Corp - 144A 4.625% 03/01/2028 Callable @ 102.313 03/01/2023	25,000	21,360
Kaiser Aluminum Corp - 144A 4.500% 06/01/2031 Callable @ 102.250 06/01/2026	30,000	24,174
LABL Escrow Issuer LLC - 144A 10.500% 07/15/2027 Callable @ 102.625 07/15/2023	60,000	57,000
LABL Escrow Issuer LLC - 144A 6.750% 07/15/2026 Callable @ 101.688 07/15/2023	125,000	121,156
NOVA Chemicals Corp - 144A 4.875% 06/01/2024 Callable @ 100.000 03/03/2024	30,000	29,247
NOVA Chemicals Corp - 144A 5.250% 06/01/2027 Callable @ 100.000 03/03/2027	150,000	143,850
NOVA Chemicals Corp - 144A 4.250% 05/15/2029 Callable @ 102.125 05/15/2024	106,000	92,086
Novelis Corp - 144A 4.750% 01/30/2030 Callable @ 102.375 01/30/2025	45,000	41,627
Novelis Corp - 144A 3.250% 11/15/2026 Callable @ 101.625 11/15/2023	43,000	40,014
Novelis Corp - 144A 3.875% 08/15/2031 Callable @ 101.938 08/15/2026	22,000	18,810
Owens- 144A Brockway Glass Container Inc - 6.625% 05/13/2027	63,000	60,595
Rain CII Carbon LLC / CII Carbon Corp - 144A 7.250% 04/01/2025 Callable @ 100.000 04/01/2023	75,000	70,875
Scotts Miracle Gro Co/The 4.000% 04/01/2031 Callable @ 102.000 04/01/2026	101,000	83,325
Summit Materials LLC / Summit Materials Finance Corp - 144A 5.250% 01/15/2029 Callable @ 102.650 07/15/2023	54,000	50,843
Summit Midstream Holdings LLC / Summit Midstream Finance Corp - 144A 8.500% 10/15/2026 Callable @ 104.250 10/15/2023	37,000	35,302
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc - 144A 5.375% 09/01/2025 Callable @ 100.896 09/01/2022	120,000	103,500
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc - 144A 5.125% 04/01/2029 Callable @ 102.563 04/01/2024	146,000	101,835
Trivium Packaging Finance BV - 144A 5.500% 08/15/2026 Callable @ 102.750 08/15/2022	200,000	196,000
Valvoline Inc - 144A 4.250% 02/15/2030 Callable @ 102.125 02/15/2025	35,000	31,758
Venator Finance Sarl / Venator Materials LLC - 144A 9.500% 07/01/2025 Callable @ 103.563 07/01/2023	40,000	39,000
Venator Finance S.a r.l. / Venator Materials Corp - 144A 5.750% 07/15/2025 Callable @ 100.000 07/15/2023	50,000	37,626
WR Grace Holdings LLC - 144A 5.625% 08/15/2029 Callable @ 102.813 08/15/2024	28,000	23,632
WR Grace & Co Conn 5.625% 10/01/2024	10,000	9,595
WR Grace & Co Conn 4.875% 06/15/2027 Callable @ 102.438 06/15/2023	114,000	109,275
		$3,308,580

Real Estate (0.7%)
GEO Group Inc/The 5.875% 10/15/2024 Callable @ 100.000 10/15/2022	55,000	51,182
Kennedy Wilson Inc 4.750% 03/01/2029 Callable @ 102.375 03/01/2024	20,000	17,650
Kennedy Wilson Inc 5.000% 03/01/2031 Callable @ 102.500 03/01/2026	20,000	17,050
Iron Mountain Inc - 144A 5.250% 07/15/2030 Callable @ 102.625 07/15/2025	90,000	84,240
Outfront Media Capital LLC / Outfront Media Capital Corp - 144A 5.000% 08/15/2027 Callable @ 102.500 08/15/2022	40,000	37,787
RHP Hotel Properties LP / RHP Finance Corp - 144A 4.500% 02/15/2029 Callable @ 102.250 02/15/2024	123,000	113,161
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 5.750% 02/01/2027 Callable @ 100.000 11/01/2026	44,000	43,814
		$364,884

Utilities (1.2%)
AmeriGas Partners LP / AmeriGas Finance Corp 5.875% 08/20/2026 Callable @ 100.000 05/20/2026	75,000	75,981
NRG Energy Inc 6.625% 01/15/2027 Callable @ 101.104 07/15/2023	9,000	9,135
PG&E Corp 5.000% 07/01/2028 Callable @ 102.500 07/01/2023	40,000	36,593
PG&E Corp 5.250% 07/01/2030 Callable @ 102.625 07/01/2025	10,000	8,975
Calpine Corp - 144A 5.250% 06/01/2026 Callable @ 100.875 06/01/2023	7,000	7,062
Calpine Corp - 144A 4.625% 02/01/2029 Callable @ 102.313 02/01/2024	64,000	57,750
Calpine Corp - 144A 5.000% 02/01/2031 Callable @ 102.500 02/01/2026	30,000	26,669
NRG Energy Inc - 144A 3.375% 02/15/2029 Callable @ 101.688 02/15/2024	33,000	28,463
NRG Energy Inc - 144A 3.625% 02/15/2031 Callable @ 101.813 02/15/2026	18,000	15,077
(2)VISTRA CORP - 144A 7.000% 12/15/2026 Callable @ 100.000 12/15/2026	70,000	65,096
Vistra Operations Co LLC - 144A 5.625% 02/15/2027 Callable @ 101.406 02/15/2023	207,000	207,664
Vistra Operations Co LLC - 144A 5.000% 07/31/2027 Callable @ 102.500 07/31/2022	80,000	78,764
Vistra Operations Co LLC - 144A 4.375% 05/01/2029 Callable @ 102.188 05/01/2024	27,000	25,101
		$642,329

TOTAL CORPORATE BONDS (COST: $55,467,706)		$50,688,304

COMMON STOCKS (1.9%)
Communication Services (0.4%)	Shares
(3)Frontier Communications Parent Inc	3,802	98,510
(3)iHeartMedia Inc	1,902	14,227
+^(3)Intelsat Emergence SA	3,881	106,728
		$219,464

Consumer Discretionary (0.9%)
+^(3) Claire's Stores	58	15,225
(3) Clear Channel Outdoor Holdings Inc	4,640	7,192
+^(3) MyTheresa Series B Common Shares	21,320	26,912
(3)NMG Equity Shares	203	35,526
^(3)NMG Equity Shares (Restricted)	37	6,475
VICI Properties, Inc	11,314	386,826
		$478,156

Energy (0.5%)
(3)Battalion Oil	35	371
^(3)EP Energy Corp	2,035	16,280
Chord Energy Corp	2,035	260,968
		$277,619

Health Care (0.1%)
+^(3)International Oncology Care Inc (Restricted)	1,633	16,477
(3)Mallinckrodt Equity	920	16,099
		$32,576

TOTAL COMMON STOCK (COST: $1,146,742)		$1,007,816

CONVERTIBLE PREFERRED STOCKS (0.3%)

Consumer Discretionary (0.3%)	Shares
+^Claire's Stores 14.000%	39	96,525
+^MYT Holding Co 144A Series A	53,840	58,955
		155,480

TOTAL CONVERTIBLE PREFERRED STOCK (COST: $75,999)		$155,480

WARRANTS (0.1%)
Communication Services (0.0%)	Shares
+^(3)Intelsat Holdings SA Series A	405	4
+^(3)Intelsat Holdings SA Series B	405	4
		$8

Consumer Discretionary (0.1%)
+^(3)NMG Warrants	690	$35,072
Energy (0.0%)
(3)Chesapeake Energy Corp	14	$935

TOTAL WARRANTS (COST: $1,797)		$36,015

TOTAL INVESTMENTS IN SECURITIES (COST: $56,692,244) (97.0%)		$51,887,615

OTHER ASSETS LESS LIABILITIES (3.0%)		$1,778,093

NET ASSETS (100%)		$53,665,708

(1) Interest or dividend is paid-in-kind, when applicable. Rate paid in-kind is shown in parenthesis.

(2) Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of July 31, 2022.

(3) Non-income producing security.
#When-issued purchase as of July 31, 2022.
+ The level 3 assets were a result of unavailable quoted prices from and active market or the unavailability of other significant observable inputs. See Note 3.
*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases when they occur.
^ Deemed by management to be illiquid security. See Note 2. Total fair value of illiquid securities amount to $378,699, representing 0.7% of net assets as of July 31, 2022.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A Securities amounts to $34,944,079, representing 65.2% of net assets as of July 31, 2022.

PLC - Public Limited Company LIBOR USD 3 Month – 3 Month US Dollar LIBOR, rate disclosed at as of July 31, 2022, based on the last reset date of the security.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

PORTFOLIO MARKET SECTORS July 31, 2022

Energy	77.9%
Industrials	7.6%
Utilities	5.5%
Materials	4.1%
Information Technologies	3.3%
Consumer Staples	1.1%
Cash Equivalents and Other	0.5%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2022

		Fair
	Shares	Value
COMMON STOCKS (99.5%)

Energy (77.9%)
BP PLC ADR	74,000	$2,174,120
Shell PLC	46,000	2,455,480
*Antero Resources Corp	90,000	3,567,600
*Archaea Energy Inc	150,000	2,457,000
Baker Hughes a GE Co	170,000	4,367,300
Coterra EnerCoterra Energy Inc	100,000	3,059,000
Cactus Inc	137,000	5,697,830
ChampionX Corp	271,000	5,661,190
Cheniere Energy Inc	82,000	12,265,560
ConocoPhillips	26,000	2,533,180
Devon Energy Corp	50,000	3,142,500
Diamondback Energy Inc	70,000	8,961,400
Enbridge Inc	109,000	4,897,370
Exxon Mobil Corp	63,000	6,106,590
HollyFrontier Corp	46,000	2,199,720
Halliburton Co	85,000	2,490,500
Marathon Oil Corp	190,000	4,712,000
New Fortress Energy Inc	75,000	3,672,750
*NexTier Oilfield Solutions Inc	670,000	6,679,900
Ovintiv Inc	120,000	6,130,800
Patterson UTI Energy Inc	130,000	2,151,500
Pembina Pipeline Corp	40,000	1,527,200
Phillips 66	43,000	3,827,000
Pioneer Natural Resources Co	17,000	4,028,150
*ProFrac Holding Corp	60,000	1,102,800
*ProPetro Holding Corp	80,000	841,600
Solaris Oilfield Infrastructure Inc	240,000	2,661,600
TransCanada Corp	26,000	1,386,320
Valero Energy Corp	24,000	2,658,480
*National Energy Services Reunited Corp	150,000	1,057,500
		114,473,940
Industrials (7.6%)
*Array Technologies Inc	140,000	2,359,000
*Generac Holdings Inc	9,000	2,414,700
*Plug Power Inc	28,000	597,520
Quanta Services Inc	16,000	2,219,680
*Shoals Technologies Group Inc	36,000	850,680
*Sunrun Inc	85,000	2,778,650
		11,220,230
Consumer Staples (1.1%)
*Darling Ingredients Inc	23,000	1,593,440

Information Technologies (3.3%)
*Enphase Energy Inc	7,000	1,989,260
*SolarEdge Technologies Inc	8,000	2,881,040
		4,870,300
Materials (4.1%)
Celanese Corp	11,000	1,292,610
Huntsman Corp	30,000	868,800
Olin Corp	74,000	3,867,980
		6,029,390
Utilities (5.5%)
Ameren Corp	20,000	1,862,400
NextEra Energy Inc	36,000	3,041,640
*Sunnova Energy International Inc	122,000	3,174,440
		8,078,480

TOTAL COMMON STOCKS (COST: $112,319,123)		$146,265,780

OTHER ASSETS LESS LIABILITIES (0.5%)		$778,089

NET ASSETS (100.0%)		$147,043,869

* Non-income producing
PLC - Public Limited Company
ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY SHORT TERM GOVERNMENT FUND

PORTFOLIO MARKET SECTORS July 31, 2022

Mortgage Backed Securities	90.0%
U.S. Government Note/Bonds	5.6%
Cash Equivalents and Other	4.4%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2022

	Principal
	Amount/ Shares	Fair Value
MORTGAGE BACKED SECURITIES (90.0%)

Fannie Mae Pool (28.7%)
FN MA4076 3% 7/1/2035	$207,622	206,833
FN 748375 3.463% 8/1/2033	643	643
FN BM3428 3.5% 1/1/2033	57,499	58,451
FN CA6065 3% 6/1/2050	143,321	137,288
FN MA3986 3.5% 4/1/2035	138,510	140,366
FN BP8780 3% 7/1/2050	255,176	249,692
FN MA4043 3% 6/1/2035	138,743	138,334
FN BM1257 2.5% 4/1/2037	185,113	176,147
FN MA3067 3.5% 7/1/2047	120,320	118,721
FN CB0573 2.5% 5/1/2046	274,476	258,023
FN MA3725 3.5% 7/1/2049	39,784	39,171
FN FS0600 3% 2/1/2050	129,258	126,138
FN AS8185 3% 10/1/2046	127,937	125,107
FN MA3101 4.5% 8/1/2047	83,068	85,750
FN BO4501 3% 9/1/2049	174,191	168,710
FN MA3071 4% 7/1/2037	79,214	82,051
FN FM2209 3.5% 1/1/2035	75,506	77,028
FN MA4400 3% 8/1/2051	245,308	237,301
FN 47935 4.863% 5/1/2027, (11th District Cost of Funds Index + 1.250%) (a)	587	595
FN 252284 6.5% 1/1/2029	34,826	36,674
FN AS5093 2.5% 6/1/2030	332,060	327,854
FN MA2561 3% 3/1/2031	298,446	299,249
FN CA5979 3% 5/1/2050	84,950	81,374
FN BP6466 3% 7/1/2050	187,249	181,501
FN 555326 5.5% 4/1/2033	79,454	84,736
FN AL5259 3.5% 5/1/2029	109,891	111,461
FN AL9858 3% 3/1/2030	107,376	107,657
FN MA4094 2.5% 8/1/2040	226,012	215,568
FN AL7654 3% 9/1/2035	113,334	113,443
FN MA3928 2.5% 2/1/2030	300,410	298,821
FN 745751 5.5% 9/1/2035	17,840	19,121
FN BM1231 3.5% 11/1/2031	149,214	150,638
FN FM1487 4% 9/1/2039	29,773	30,400
FN 888073 5.5% 2/1/2035	13,335	14,243
FN 995865 4.5% 7/1/2024	10,263	10,564
FN MA4054 2.5% 6/1/2040	194,527	185,148
FN BM1244 3.5% 6/1/2032	147,033	149,955
FN FM6742 3% 8/1/2040	173,775	170,369
FN BJ0664 3% 3/1/2033	90,692	90,938
FN MA3689 4% 5/1/2029	106,115	108,358
FN CA1939 4% 6/1/2028	146,176	148,937
FN AS9698 3.5% 5/1/2032	212,633	216,660
FNCL 4% 9/25/2043	250,000	251,426
		5,831,442

Fannie Mae Remics (2.5%)
FNR 2007-54 EF 2.78371% 6/25/2037	517,066	512,860

Fannie Mae-Aces (2.5%)
FNA 2020-M10 X6 1.4985% 8/25/2028 (b)(c)	3,541,089	251,527
FNA 2019-M32 X2 1.22062% 10/25/2029 (b)(c)	4,267,046	264,617
		516,144
FHLMC-GNMA (0.1%)
FHG 23 FC 2.89371% 11/25/2023, (1 Month LIBOR USD + 0.450%) (a)	9,492	9,492

Freddie Mac Pool (11.6%)
FR SB8099 2.5% 4/1/2036	330,921	323,037
FR ZS8087 2.5% 4/1/2033	189,879	187,467
FR QN5456 2% 3/1/2036	349,017	333,199
FR ZT1348 3.5% 10/1/2038	68,865	69,389
FR ZS8670 3.5% 9/1/2032	171,335	174,782
FR RC2167 2% 7/1/2036	281,781	268,509
FR ZS8598 3% 2/1/2031	156,718	157,140
FR ZS8686 3% 2/1/2033	109,507	109,534
FR SD8184 3% 12/1/2051	290,037	280,273
FR ZA5250 4% 1/1/2048	255,415	261,440
FR RA5255 3.5% 5/1/2051	190,710	189,573
		2,354,344
Freddie Mac Gold Pool (8.5%)
FG G18605 3% 6/1/2031	118,450	118,864
FG G18524 3% 9/1/2029	135,057	135,527
FG G18596 3% 4/1/2031	450,693	451,163
FG G01584 5% 8/1/2033	32,646	34,545
FG G13390 6% 1/1/2024	823	827
FG G13610 5.5% 2/1/2024	1,474	1,478
FG G13692 5.5% 2/1/2024	711	713
FG G14160 6% 1/1/2024	59	59
FG G14441 4% 3/1/2027	74,737	76,310
FG G16406 3% 1/1/2028	70,960	71,638
FG G18601 3% 5/1/2031	179,085	179,710
FG C91993 3.5% 5/1/2038	144,114	145,352
FG NB0014 3.5% 4/1/2049	193,816	194,278
FG G16502 3.5% 5/1/2033	128,878	131,574
FG H09207 6.5% 8/1/2038	9,639	10,108
FG G18655 3% 8/1/2032	182,614	183,252
		1,735,398
Freddie Mac Multifamily Structured Pass Through Certificates (6.3%)
FHMS K736 X1 1.431297% 7/25/2026 (b)(c)	6,366,752	253,352
FHMS K742 X1 0.868768% 3/25/2028 (b)(c)	2,498,901	79,625
FHMS Q016 XPT1 0.981% 5/25/2026 (b)	3,033,046	83,758
FHMS KJ28 A1 1.766% 2/25/2025	158,648	156,292
FHMS K724 X1 0.381702% 11/25/2023 (b)(c)	4,226,830	11,176
FHMS Q004 A2H 2.851131% 1/25/2046 (b)	120,926	120,446
FHMS Q007 APT1 3.306598% 10/25/2047 (b)	44,072	44,112
FHMS KJ27 A1 2.092% 7/25/2024	5,646	5,595
FHMS K738 X1 1.627804% 1/25/2027 (b)(c)	1,894,198	104,092
FHMS K078 XAM 0.146484% 6/25/2028 (b)(c)	33,580,000	121,963
FHMS K111 X1 1.680191% 5/25/2030 (b)(c)	3,067,281	300,118
		1,280,529
Freddie Mac REMICS (4.8%)
FHR 4818 BD 3.5% 3/15/2045	29,699	29,673
FHR 2344 ZD 6.5% 8/15/2031	9,957	10,768
FHR 3784 PD 4% 1/15/2026	3,999	3,997
FHR 5229 MD 4% 1/25/2046	443,662	454,525
FHR 4753 GT 3% 2/15/2045	419,175	416,322
FHR 4824 KQ 4% 6/15/2046	50,967	51,411
		966,695
Freddie Mac Structured Pass Through Certificates (0.1%)
FRESR 2017-SR01 A2 2.75% 11/25/2022	27,296	27,193

FRESB Mortgage Trust (3.7%)
FRESB 2019-SB60 A5H 3.07% 1/25/2039, (1 Month LIBOR USD + 0.700%) (a)	235,918	234,873
FRESB 2016-SB13 A5H 3.06229% 1/25/2036, (1 Month LIBOR USD + 0.700%) (a)	132,848	132,348
FRESB 2016-SB16 A5H 3.06229% 5/25/2036, (1 Month LIBOR USD + 0.700%) (a)	103,092	102,874
FRESB 2015-SB7 A5 3.06229% 9/25/2035, (1 Month LIBOR USD + 0.700%) (a)	195,188	195,230
FRESB 2015-SB2 A5 3.06229% 7/25/2035, (1 Month LIBOR USD + 0.700%) (a)	81,907	81,783
FRESB 2015-SB3 A5 3.06229% 8/25/2042, (1 Month LIBOR USD + 0.700%) (a)	3,389	3,377
		750,485
Ginnie Mae I Pool (0.3%)
GN 741854 4% 5/15/2025	26,623	27,190
GN 782618 4.5% 4/15/2024	34,857	35,859
		63,049
Ginnie Mae II Pool (2.6%)
G2 785316 3.05% 9/20/2070	102,159	104,183
G2 MA6932 3% 10/20/2050	161,115	158,252
G2 MA7707 3.5% 11/20/2051	238,108	237,549
G2 MA6402 4.5% 1/20/2050	22,616	22,707
		522,691
Government National Mortgage Association (15.8%)
GNR 2020-H12 IJ 2.16783% 7/20/2070	2,068,361	148,301
GNR 2020-H19 SI 0.60926% 10/20/2070	1,195,940	27,040
GNR 2014-138 IO 0.58004% 4/16/2056 (b)(c)	462,585	11,173
GNR 2020-57 JI 1.80149% 1/16/2060	2,061,352	251,421
GNR 2020-H11 IO 1.77695% 6/20/2070 (b)(c)	3,074,198	191,523
GNR 2015-97 A 2.4% 4/16/2043	221,912	217,530
GNR 2017-H22 IC 2.90334% 11/20/2067	1,124,148	58,343
GNR 2012-95 IO 0.25468% 2/16/2053 (b)(c)	6,856,575	49,731
GNR 2014-120 IO 0.49452% 4/16/2056 (b)(c)	1,022,834	12,726
GNR 2020-H04 IO 0.17079% 2/20/2070 (b)(c)	600,714	34,421
GNR 2018-2 IO 0.70712% 12/16/2059	1,333,548	67,380
GNR 2020-132 IO 0.8568% 9/16/2062 (b)(c)	1,600,016	113,099
GNR 2020-121 IO 0.91128% 8/16/2060 (b)(c)	1,048,569	73,943
GNR 2018-119 IO 0.65994% 5/16/2060 (b)(c)	718,956	43,426
GNR 2017-76 IO 0.81906% 12/16/2056 (b)(c)	2,669,650	123,009
GNR 2021-36 IO 1.2623% 3/16/2063 (b)(c)	2,187,332	199,310
GNR 2021-150 IO 1.03211% 11/16/2063 (b)(c)	1,076,956	90,538
GNR 2020-H12 IG 1.06625% 7/20/2070 (b)(c)	2,329,267	75,839
GNR 2018-137 AB 3.5% 10/20/2048	34,112	34,117
GNR 2021-5 IO 1.11057% 1/16/2061 (b)(c)	2,849,824	235,632
GNR 2013-33 IO 0.28682% 4/16/2054 (b)(c)	6,768,801	33,695
GNR 2017-28 IO 0.6591% 2/16/2057 (b)(c)	2,394,224	96,300
GNR 2020-40 IO 0.87909% 1/16/2062 (b)(c)	1,704,599	109,449
GNR 2016-158 IO 0.76191% 6/16/2058 (b)(c)	2,381,038	92,341
GNR 2013-15 IO 0.5462% 8/16/2051 (b)(c)	2,416,861	44,415
GNR 2013-17 IO 0.28159% 6/16/2054 (b)(c)	3,203,648	26,610
GNR 2013-40 IO 0.41884% 6/16/2054 (b)(c)	2,627,348	38,386
GNR 2013-105 IO 0.22465% 6/16/2054 (b)(c)	4,531,611	15,131
GNR 2013-107 ID 0.19931% 11/16/2047 (b)(c)	1,586,359	9,596
GNR 2013-101 IO 0.21995% 10/16/2054 (b)(c)	2,106,979	28,952
GNR 2014-54 IO 0.32848% 9/16/2055 (b)(c)	2,653,867	28,832
GNR 2014-73 IO 0.50126% 4/16/2056 (b)(c)	3,773,045	62,791
GNR 2013-156 IO 0.28665% 6/16/2055 (b)(c)	1,964,126	15,796
GNR 2014-1 IO 0.15848% 9/16/2055 (b)(c)	2,522,155	15,612
GNR 2014-155 IB 0.63588% 8/16/2055 (b)(c)	120,967	9,536
GNR 2015-130 IO 0.7161% 7/16/2057 (b)(c)	1,463,388	41,231
GNR 2021-H08 VF 3.25765% 4/20/2071	238,970	243,471
GNR 2021-110 IO 0.87112% 11/16/2063 (b)(c)	2,269,587	171,202
GNR 2018-108 IA 0.66558% 8/16/2060	906,884	64,681
		3,206,527
Seasoned Credit Risk Transfer Trust Series (1.7%)
SCRT 2021-1 TTU 2.5% 9/25/2060	201,219	193,951
SCRT 2020-3 M5TW 3% 5/25/2060	95,067	92,711
SCRT 2018-3 MA 3.5% 8/25/2057	60,257	59,957
		346,619

Seasoned Loans Structured Transaction Trust Series 2019-3 (0.8%)
SLST 2019-3 A1C 2.75% 11/25/2029	159,697	155,052

TOTAL MORTGAGE BACKED SECURITIES (Cost: $21,841,041)		$18,278,518

U.S. GOVERNMENT NOTES/BILLS (5.6%)
United States Treasury Note 1.00% 12/15/2024	575,000	550,473
United States Treasury Bill 0.00% 7/13/2023	600,000	583,512
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $1,158,915)		$1,133,985

SHORT-TERM INVESTMENTS (7.1%)
Morgan Stanley Institutional Liquidity Fund, 0.140% (d)	1,435,985	1,435,985
TOTAL SHORT-TERM INVESTMENTS (Cost $1,435.985)		$1,435,985

TOTAL INVESTMENTS (Cost $24,435,941) (102.6%)		$20,848,488

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.6%)		$(535,663)

NET ASSETS (100.0%)		$20,312,825

(a) Variable rate security; the rate shown represents the rate at July 31, 2022. Coupon may be fixed for a period of time.
(b) Variable rate security; the rate shown represents the rate at July 31, 2022. The coupon is based on an underlying pool of loans.
(c) Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(d) Seven day yield as of July 31, 2022.

LIBOR - London InterBank Offered Rate.
1 Month LIBOR USD - 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2022, based on the last reset date of the security.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | July 31, 2022

	Dividend	Growth
	Harvest	& Income
	Fund	Fund
ASSETS
Investments in securities, at cost	$214,499,587	$52,946,994

Investments in securities, at value	$245,425,532	$75,967,615
Cash and cash equivalents	4,979,330	2,195,392
Receivable for Fund shares sold	850,834	179,618
Accrued dividends receivable	648,922	107,658
Accrued interest receivable	43	32
Receivable from affiliate	98,943	41,050
Prepaid expenses	37,680	16,632
Other assets	2,785	-
Total assets	$252,044,069	$78,507,997

LIABILITIES

Payable for Fund shares redeemed	210,550	76,479
Trustees’ fees payable	10,732	5,095
Payable to affiliates	261,705	109,697
Accrued expenses	28,160	17,672
Total liabilities	$511,147	$208,943

NET ASSETS	$251,532,922	$78,299,054

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$224,151,221	$54,527,220
Distributable earnings	27,381,701	23,771,834

NET ASSETS	$251,532,922	$78,299,054

Net Assets - Class A	$105,798,838	$49,908,625
Net Assets - Class C	$22,462,826	$5,655,052
Net Assets - Class I	$123,271,258	$22,735,377
Shares outstanding - Class A	6,478,661	677,031
Shares outstanding - Class C	1,387,122	79,185
Shares outstanding - Class I	7,541,965	307,875
Net asset value per share - Class A*	$16.33	$73.72
Maximum sales charge - Class A	5.00%	5.00%
Public offering price per share - Class A	$17.19	$77.60
Net asset value per share - Class C*	$16.19	$71.41
Net asset value per share - Class I	$16.34	$73.85

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | July 31, 2022

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$56,692,244	$112,319,123	$24,435,941

Investments in securities, at value	$51,887,615	$146,265,780	$20,848,488
Cash and cash equivalents	1,043,635	644,103	-
Security sales receivable	78	1,194,986	228,714
Receivable for Fund shares sold	12,267	177,400	-
Accrued dividends receivable	-	13,002	-
Accrued interest receivable	860,928	8	108,800
Receivable from affiliate	31,695	6,296	9,334
Prepaid expenses	9,932	24,327	-
Other assets	2,002	-	-
Total assets	$53,848,152	$148,325,902	$21,195,336

LIABILITIES
Payable for securities purchased	$45,654	$925,134	$829,930
Payable for Fund shares redeemed	44,690	192,558	9,000
Distributions payable	18,327	-	-
Trustees’ fees payable	3,424	6,944	1,501
Payable to affiliates	64,589	132,187	14,853
Accrued expenses	15,760	25,210	27,227
Total liabilities	$192,444	$1,282,033	$882,511

NET ASSETS	$53,655,708	$147,043,869	$20,312,825

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$58,879,669	$321,084,568	$29,960,881
Distributable earnings (accumulated losses)	(5,223,961)	(174,040,699)	(9,648,056)

NET ASSETS	$53,655,708	$147,043,869	$20,312,825

Net Assets - Class A	$25,736,103	$95,210,505	$703,445
Net Assets - Class C	$3,634,062	$8,893,461	$ N/A
Net Assets - Class I	$24,285,543	$42,939,903	$19,609,380
Shares outstanding - Class A	3,511,278	18,775,593	83,411
Shares outstanding - Class C	494,650	1,766,118	N/A
Shares outstanding - Class I	3,316,345	8,536,403	2,324,551
Net asset value per share - Class A*	$7.33	$5.07	$8.43
Maximum sales charge - Class A	4.25%	5.00%	2.00%
Public offering price per share - Class A	$7.66	$5.34	$8.60
Net asset value per share - Class C*	$7.35	$5.04	N/A
Net asset value per share - Class I	$7.32	$5.03	$8.44

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the year ended July 31, 2022

	Dividend	Growth
	Harvest	& Income
	Fund	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $111,665, and $0, respectively)	$8,134,652	$1,236,581
Interest	350	690
Total investment income	$8,135,002	$1,237,271

EXPENSES
Investment advisory fees	$1,494,260	$860,669
Distribution (12b-1) fees - Class A	238,324	131,956
Distribution (12b-1) fees - Class C	185,118	56,713
Transfer agent fees	367,344	166,921
Administrative service fees	325,834	168,492
Professional fees	35,416	18,876
Reports to shareholders	4,967	5,059
License, fees, and registrations	40,527	46,227
Audit fees	29,724	13,970
Trustees’ fees	17,210	8,684
Transfer agent out-of-pockets	25,280	24,445
Custodian fees	18,417	9,089
Legal fees	15,282	7,133
Insurance expense	3,120	1,386
Total expenses	$2,800,823	$1,519,620
Less expenses waived or reimbursed (See Note 7)	(980,581)	(478,641)
Total net expenses	$1,820,242	$1,040,979

NET INVESTMENT INCOME (LOSS)	$6,314,760	$196,292

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$9,230,591	$572,871
Net change in unrealized appreciation (depreciation) of investments	3,445,340	(8,893,507)
Net realized and unrealized gain (loss) on investments	$12,675,931	$(8,320,636)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,990,691	$(8,124,344)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the year ended July 31, 2022

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $0, $62,293, and $0, respectively)	$56,801	$3,689,329	$0
Interest	2,788,071	452	448,136
Total investment income	$2,844,872	$3,689,781	$448,136

EXPENSES
Investment advisory fees	$485,088	$646,880	$82,161
Distribution (12b-1) fees - Class A	66,881	446,721	1,838
Distribution (12b-1) fees - Class C	37,033	92,503	0
Transfer agent fees	80,484	244,878	38,831
Administrative service fees	127,896	229,125	74,225
Professional fees	13,504	23,374	11,483
Reports to shareholders	3,181	0	7,188
License, fees, and registrations	29,507	46,139	11,325
Audit fees	9,480	17,491	3,383
Trustees’ fees	5,941	10,736	2,278
Transfer agent out-of-pockets	12,838	49,009	6,329
Custodian fees	15,945	13,112	11,965
Legal fees	4,748	10,079	2,417
Insurance expense	910	722	1,603
Total expenses	$893,436	$1,830,769	$255,026
Less expenses waived or reimbursed (See Note 7)	(367,256)	(2,135)	(102,559)
Total net expenses	$526,180	$1,828,634	$152,467

NET INVESTMENT INCOME (LOSS)	$2,318,692	$1,861,147	$295,669

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$382,980	$25,379,879	$(237,623)
Net change in unrealized appreciation (depreciation) of investments	(6,504,773)	12,800,565	(1,334,779)
Net realized and unrealized gain (loss) on investments	$(6,121,793)	$38,180,444	$(1,572,402)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,803,101)	$40,041,591	$(1,276,733)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2022

	Dividend	ESG Growth
	Harvest	& Income
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$6,314,760	$196,292
Net realized gain (loss) from investment transactions	9,230,591	572,871
Net change in unrealized appreciation (depreciation) of investments	3,445,340	(8,893,507)
Net increase (decrease) in net assets resulting from operations	$18,990,691	$(8,124,344)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(2,959,093)	$(365,845)
Distributions - Class C	(445,278)	(33,938)
Distributions - Class I	(2,910,818)	(278,380)
Total distributions	$(6,315,189)	$(678,163)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$20,445,610	$7,249,256
Proceeds from sale of shares - Class C	7,531,037	2,119,222
Proceeds from sale of shares - Class I	65,529,132	19,491,890
Proceeds from reinvested dividends - Class A	2,630,033	343,421
Proceeds from reinvested dividends - Class C	416,699	33,636
Proceeds from reinvested dividends - Class I	2,473,410	227,393
Cost of shares redeemed - Class A	(12,610,847)	(5,231,276)
Cost of shares redeemed - Class C	(2,422,784)	(908,696)
Cost of shares redeemed - Class I	(13,364,091)	(18,723,586)
Net increase (decrease) in net assets resulting from capital share transactions	$70,628,199	$4,601,260

TOTAL INCREASE (DECREASE) IN NET ASSETS	$83,303,701	$(4,201,247)
NET ASSETS, BEGINNING OF PERIOD	168,229,221	82,500,301
NET ASSETS, END OF PERIOD	$251,532,922	$78,299,054

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2022

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,318,692	$1,861,147	$295,669
Net realized gain (loss) from investment transactions	382,980	25,379,879	(237,623)
Net change in unrealized appreciation (depreciation) of investments	(6,504,773)	12,800,565	(1,334,779)
Net increase (decrease) in net assets resulting from operations	$(3,803,101)	$40,041,591	$(1,276,733)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(1,069,314)	$(1,174,231)	$(12,672)
Distributions - Class C	(120,709)	(70,858)	N/A
Distributions - Class I	(1,128,669)	(577,871)	(521,526)
Total distributions	$(2,318,692)	$(1,822,960)	$(534,198)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$4,439,143	$8,548,564	$239,532
Proceeds from sale of shares - Class C	1,285,470	609,839	N/A
Proceeds from sale of shares - Class I	14,443,443	20,354,863	2,119,881
Proceeds from reinvested dividends - Class A	872,590	1,122,066	12,672
Proceeds from reinvested dividends - Class C	90,057	66,929	N/A
Proceeds from reinvested dividends - Class I	777,436	439,535	453,336
Cost of shares redeemed - Class A	(3,513,329)	(21,321,329)	(223,930)
Cost of shares redeemed - Class C	(1,136,599)	(4,076,754)	N/A
Cost of shares redeemed - Class I	(14,633,740)	(6,298,602)	(12,776,858)
Net increase (decrease) in net assets resulting from capital share transactions	$2,624,471	$(554,889)	$(10,175,367)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(3,497,322)	$37,663,742	$(11,986,298)
NET ASSETS, BEGINNING OF PERIOD	57,153,030	109,380,127	32,299,123
NET ASSETS, END OF PERIOD	$53,655,708	$147,043,869	$20,312,825

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2021

	Dividend	Growth
	Harvest	& Income
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$5,350,832	$284,956
Net realized gain (loss) from investment transactions	4,214,160	524,433
Net change in unrealized appreciation (depreciation) of investments	22,801,856	17,570,739
Net increase (decrease) in net assets resulting from operations	$32,366,848	$18,380,128

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(2,810,263)	$(272,423)
Distributions - Class C	(392,076)	(21,036)
Distributions - Class I	(2,148,841)	(104,982)
Total distributions	$(5,351,180)	$(398,441)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$7,675,435	$4,616,450
Proceeds from sale of shares - Class C	2,494,842	3,312,881
Proceeds from sale of shares - Class I	20,316,477	16,808,995
Proceeds from reinvested dividends - Class A	2,510,040	258,007
Proceeds from reinvested dividends - Class C	367,461	19,728
Proceeds from reinvested dividends - Class I	1,809,304	92,356
Cost of shares redeemed - Class A	(16,825,117)	(4,617,623)
Cost of shares redeemed - Class C	(3,826,580)	(164,320)
Cost of shares redeemed - Class I	(20,562,292)	(5,688,345)
Net increase (decrease) in net assets resulting from capital share transactions	$(6,040,430)	$14,638,129

TOTAL INCREASE (DECREASE) IN NET ASSETS	$20,975,238	$32,619,816
NET ASSETS, BEGINNING OF PERIOD	147,253,983	49,880,485
NET ASSETS, END OF PERIOD	$168,229,221	$82,500,301

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2021

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,804,541	$1,208,923	$786,385
Net realized gain (loss) from investment transactions	(76,273)	3,419,079	(442,304)
Net change in unrealized appreciation (depreciation) of investments	2,699,885	32,167,389	(70,201)
Net increase (decrease) in net assets resulting from operations	$4,428,153	$36,795,391	$273,880

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(1,046,347)	$(926,268)	$(7,834)
Distributions - Class C	(99,217)	(85,174)	N/A
Distributions - Class I	(659,674)	(216,064)	(1,126,580)
Return of Capital - Class A	0	(75,602)	0
Return of Capital - Class C	0	(6,952)	0
Return of Capital - Class I	0	(17,635)	0
Total distributions	$(1,805,238)	$(1,327,695)	$(1,134,414)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$2,166,660	$5,682,483	$820,455
Proceeds from sale of shares - Class C	1,038,149	2,118,145	N/A
Proceeds from sale of shares - Class I	17,908,258	12,159,860	18,109,021
Proceeds from reinvested dividends - Class A	859,376	951,722	7,065
Proceeds from reinvested dividends - Class C	69,349	87,613	N/A
Proceeds from reinvested dividends - Class I	478,421	182,710	793,351
Cost of shares redeemed - Class A	(3,209,173)	(23,517,371)	(111,810)
Cost of shares redeemed - Class C	(268,726)	(6,515,466)	N/A
Cost of shares redeemed - Class I	(1,737,873)	(5,720,858)	(21,214,166)
Net increase (decrease) in net assets resulting from capital share transactions	$17,304,441	$(14,571,162)	$(1,596,084)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$19,927,356	$20,896,534	$(2,456,618)
NET ASSETS, BEGINNING OF PERIOD	37,225,674	88,483,593	34,755,741
NET ASSETS, END OF PERIOD	$57,153,030	$109,380,127	$32,299,123

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Integrity Funds (the “Trust”) was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of five series (the “Funds”).

Integrity Dividend Harvest Fund (the “Dividend Harvest Fund”), a diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity ESG Growth & Income Fund (the “Growth & Income Fund”), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the “High Income Fund”), a diversified fund, seeks a high level of current income with capital appreciation as a secondary objective. Integrity Mid-North American Resources Fund (the “MNA Resources Fund”), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Short Term Government Fund (the “S-T Gov Fund”), a diversified fund, seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.

Each Fund in the Trust, except for S-T Gov Fund, currently offers Class A, C, and I shares. S-T Gov Fund offers Class A and I shares. The Class A shares of Dividend Harvest Fund, Growth & Income Fund, High Income Fund, MNA Resources Fund and S-T Gov Fund are sold with an initial sales charge of 5.00%, 5.00%, 4.25%, 5.00% and 2.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. Class I shares are sold without a sales charge or distribution fee. The three classes of shares (two classes for S-T Gov Fund) represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946, Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—The Funds value their investments at fair value. Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers’ Automated Quotation System. The Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund’s Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of July 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended July 31, 2022, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years, which include the current and prior three tax years, are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized into interest income using the effective yield method over the lives of the respective securities.

Cash and cash equivalents—The Funds consider investments in an FDIC insured interest bearing savings account to be cash. The Fund maintains balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Gains and losses on principal payments of mortgage-backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and regulations. Dividend Harvest Fund and S-T Gov Fund will declare and pay dividends from net investment income monthly. MNA Resources Fund will declare and pay dividends from net investment income quarterly. Growth & Income Fund will declare and pay dividends from net investment income at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. As of July 31, 2022, there were no permanent reclassifications to paid-in capital.

Use of estimates—The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase (decrease) from operations during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Dividend Harvest Fund, Growth & Income Fund, MNA Resources Fund and S-T Gov Fund use the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities. Of the illiquid securities listed on the Schedules of Investments, the following securities are considered to be restricted as of July 31, 2022:

High Income Fund	Shares/ Principal	Dates Acquired	Cost Basis	Fair Value
International Oncology Care Inc.	1,633	2/22/18	66,476	16,477
NMG Equity Shares	37	9/25/20	84	6,475

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of July 31, 2022:

Dividend Harvest Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$245,425,532	$0	$0	$245,425,532
Total	$245,425,532	$0	$0	$245,425,532

Growth & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$75,967,615	$0	$0	$75,967,615
Total	$75,967,615	$0	$0	$75,967,615

High Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$0	$50,688,263	$41*	$50,688,304
Common Stock	819,719	22,755	165,342	1,007,816
Convertible Preferred Stock	0	0	155,480	155,480
Warrants	935	0	35,080	36,015
Total	$820,654	$50,711,018	$355,943	$51,887,615

MNA Resources Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$146,265,780	$0	$0	146,265,780
Total	$146,265,780	$0	$0	$146,265,780

ST Gov Fund	Level 1	Level 2	Level 3	Total
Mortgage Backed Securities	$0	$18,278,518	$0	$18,278,518
U.S Government Notes/Bills	0	1,133,985	0	1,133,985
Short Term Investments	1,435,985	0	0	1,435,985
Total	$1,435,985	$19,412,503	$0	$20,848,488

*Level 3 corporate bonds for High Income Fund includes a corporate bond valued at zero.

Please refer to the Schedules of Investments for sector classification.

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, are presented when a Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets.

The changes of the fair value of investments during the year ended July 31, 2022, for which the Funds have used Level 3 inputs to determine the fair value are as followed:

	Balance			Realized	Change in unrealized	Balance
High Income Fund	7/31/2021	Purchases	Sales	Gain/(Loss)	appreciation/depreciation	7/31/2022
Common Stock	$378,165	$400,762	($312,984)	$192,423	($493,024)	$165,342
Corporate Bonds	$0	$0	$0	$0	$41	$41
Convertible Preferred Stock	$140,430	$0	($7,882)	$6,007	$16,925	$155,480
Warrants	$13,455	$0	$0	$0	$21,625	$35,080

					Valuation
	Fair Value at		Unobservable		from	Weighted
Asset Class	July 31, 2022	Valuation Technique	Inputs	Range	Input	Average
Common Stock	$148,865	Market Comparable Transaction	Broker Quote	$1.26 - $262.50	Decrease	$46.79
Common Stock	$16,477	Market Comparable Companies	EBITDA Multiple	5.00x	Decrease	N/A
Convertible Preferred Stock	$155,480	Market Comparable Transaction	Broker Quote	$1.07 - $2,575.00	Decrease	$1,536.94
Warrants	$35,080	Market Comparable Transaction	Broker Quote	$0.01 - $50.83	Increase	$50.82

Unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in working capital may increase (decrease) the fair value measurement.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2022, were as follows:

	Dividend	Growth &	High	MNA	Short Term
	Harvest	Income	Income	Resources	Government
	Fund	Fund	Fund	Fund	Fund
Purchases	$95,692,242	$12,949,114	$16,893,916	$67,177,420	$13,345,734
Sales	$29,113,953	$2,980,830	$11,329,425	$63,948,356	$21,968,722

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Year Ended 7/31/2022:	Dividend	Growth &	High	MNA	S-T
	Harvest	Income	Income	Resources	Gov
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	1,251,790	88,839	564,274	1,894,851	28,090
Shares issued from reinvestments	163,355	3,867	113,606	255,482	1,459
Shares redeemed	(783,964)	(66,431)	(452,666)	(4,798,400)	(26,678)
Net increase (decrease)	631,181	26,275	225,214	(2,648,067)	2,871

Class C
Shares sold	461,695	26,844	163,188	133,950	N/A
Shares issued from reinvestments	26,067	389	11,726	15,578	N/A
Shares redeemed	(151,689)	(11,899)	(143,527)	(930,805)	N/A
Net increase (decrease)	336,073	15,334	31,387	(781,277)	N/A

Class I
Shares sold	3,984,127	237,761	1,865,616	4,461,895	240,726
Shares issued from reinvestments	152,901	2,560	101,343	98,535	52,063
Shares redeemed	(828,781)	(238,193)	(1,930,825)	(1,371,287)	(1,482,870)
Net increase (decrease)	3,308,247	2,128	36,134	3,189,143	(1,190,081)

Year Ended 7/31/2021:	Dividend	Growth &	High	MNA	S-T
	Harvest	Income	Income	Resources	Gov
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	544,794	63,512	272,639	1,595,584	90,552
Shares issued from reinvestments	181,929	3,731	108,550	314,560	782
Shares redeemed	(1,231,667)	(65,560)	(403,713)	(7,358,452)	(12,373)
Net increase (decrease)	(504,944)	1,683	(22,524)	(5,448,308)	78,961

Class C
Shares sold	177,323	47,449	129,198	546,845	N/A
Shares issued from reinvestments	26,897	291	8,726	30,307	N/A
Shares redeemed	(278,396)	(2,182)	(33,809)	(1,809,776)	N/A
Net increase (decrease)	(74,176)	45,558	104,115	(1,232,624)	N/A

Class I
Shares sold	1,461,955	236,030	2,240,045	3,473,825	1,995,148
Shares issued from reinvestments	130,474	1,335	60,047	58,714	87,294
Shares redeemed	(1,468,692)	(85,669)	(218,687)	(1,708,812)	(2,336,487)
Net increase (decrease)	123,737	151,696	2,081,405	1,823,727	(254,045)

NOTE 6: Income Tax Information

At July 31, 2022, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Dividend	Growth &	High	MNA	S-T
	Harvest	Income	Income	Resources	Gov
	Fund	Fund	Fund	Fund	Fund
Investments at cost	$214,499,587	$52,946,994	$56,694,599	$112,319,123	$24,435,941
Unrealized appreciation	$36,877,604	$26,169,957	$757,739	$37,851,140	$38,474
Unrealized depreciation	(5,951,659)	(3,149,336)	(5,564,723)	(3,904,483)	(3,625,927)
Net unrealized app/dep*	$30,925,945	$23,020,621	$(4,806,984)	$33,946,657	$(3,587,453)

*Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to tax deferral of losses on wash sales.

The tax character of distributions paid was as follows:

	Dividend	Growth &	High	MNA	S-T
	Harvest	Income	Income	Resources	Gov
Year ended July 31, 2022:	Fund	Fund	Fund	Fund	Fund
Ordinary Income	$6,314,760	$173,028	$2,343,467	$1,822,960	$534,198
Capital Gain	429	505,135	0	0	0

	$6,315,189	$678,163	$2,343,467	$1,822,960	$534,198

Year ended July 31, 2021
Ordinary Income	$5,351,180	$388,286	$1,805,238	$1,227,506	$1,134,414
Capital Gain	0	10,155	0	0	0
Return of Capital	0	0	0	100,189	0
	$5,351,180	$398,441	$1,805,238	$1,327,695	$1,134,414

As of July 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Dividend	Growth &	High	MNA	S-T
	Harvest	Income	Income	Resources	Gov
	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$0	$178,343	$15,860	$38,187	$4,140
Distributions Payable	0	0	(18,327)	0	0
Undistributed capital gain	2,455,014	572,870	0	0	0
Capital loss carryforward	(5,999,258)	0	(414,510)	(208,025,543)	(6,064,743)
Unrealized appreciation/(depreciation)	30,925,945	23,020,621	(4,806,984)	33,946,657	(3,587,453)
Total accumulated earnings/(deficit)	$27,381,701	$23,771,834	$(5,223,961)	$(174,040,699)	$(9,648,056)

The Funds’ capital loss carryforward amounts as of July 31, 2022 are as follows:

	Dividend	Growth &	High	MNA	S-T
	Harvest	Income	Income	Resources	Gov
	Fund*	Fund	Fund	Fund	Fund
Non-expiring S-T losses	$5,999,258	$0	$0	$103,849,394	$4,392,315
Non-expiring L-T losses	0	0	414,510	104,176,149	1,672,428
Total	$5,999,258	$0	$414,510	$208,025,543	$6,064,743

Capital loss carryforward utilized	$6,775,148	$0	$382,979	$24,932,389	$0

*Dividend Harvest Fund’s ability to use the capital loss carryforward of MD Sass Equity Fund may be limited by loss limitation rules under federal tax law.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter and distributor; and Integrity Fund Services, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. For S-T Gov Fund, M.D. Sass Investor Services, Inc. is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of each Fund’s average daily net assets. VFM has also contractually agreed to waive its management fee and to reimburse expenses that are not covered by the management fee, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, so that the net annual operating expenses do not exceed a certain rate. After November 29, 2022, the expense limitations may be terminated or revised for the Funds. Expense limitations as of July 31, 2022, are stated below.

		Contractual Waiver %
	Advisory Fee %	Class A	Class C	Class I

Dividend Harvest Fund	0.75%	0.95%	1.70%	0.70%
Growth & Income Fund	1.00%	1.24%	1.99%	0.99%
High Income Fund	0.85%	0.99%	1.74%	0.74%
MNA Resources Fund	0.50%	1.50%	2.00%	1.00%
S-T Gov Fund	0.30%	0.80%	N/A	0.55%

VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. There were no voluntary waivers for the year ended July 31, 2022. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Twelve Months Ended 7/31/2022			Payable 7/31/2022
	Advisory	Waived	Reimb.	Advisory	Waived	Reimb.
Dividend Harvest Fund	$1,494,260	$980,581	$0	$152,000	$98,943	$0
Growth & Income Fund	$860,669	$478,641	$0	$64,071	$41,050	$0
High Income Fund	$485,088	$367,256	$0	$37,306	$31,695	$0
MNA Resources Fund	$646,880	$2,135	$0	$56,335	$6,296	$0
S-T Gov Fund	$82,161	$82,161	$20,398	$5,151	$5,151	$4,183

VFM is entitled to recoup such amounts waived or reimbursed for a period of up to three years from the date on which VFM waived fees or reimbursed expenses for each Fund. Each Fund will make repayments to the VFM only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation.

Amounts subject to recoupment and expiration dates are as follows:

	July 31, 2024	July 31, 2025
Dividend Harvest Fund	$833,118	$980,581
Growth & Income Fund	$349,463	$478,641
High Income Fund	$285,771	$367,256
MNA Resources Fund	$110,668	$2,135
S-T Gov Fund	$124,077	$102,559

In addition, VFM is entitled to recoup $31,547 expiring May 31, 2023, and $29,300 expiring July 31, 2023, for S-T Gov Fund.

IFD serves as the principal underwriter and distributor for the Funds and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Funds currently pay an annual distribution fee and/or service fee of up to 0.25% (0.50% for MNA Resources Fund) for Class A and 1.00% for Class C of the average daily net assets. Class I shares do not have a 12b-1 plan in place. Certain Officers of the Funds are also Officers and Governors of IFD.

	Twelve Months Ended 7/31/2022			Payable 7/31/2022
	Sales Charges	CDSC	Distribution Fees	Distribution Fees
Dividend Harvest Fund - A	$429,055	$0	$238,324	$21,426
Dividend Harvest Fund - C	$0	$803	$185,118	$18,429
Growth & Income Fund - A	$106,654	$0	$131,956	$10,115
Growth & Income Fund - C	$0	$704	$56,713	$4,566
High Income Fund - A	$42,577	$0	$66,881	$5,183
High Income Fund - C	$0	$384	$37,033	$3,000
MNA Resources Fund - A	$184,997	$0	$446,721	$36,510
MNA Resources Fund - C	$0	$176	$92,503	$6,932
S-T Gov Fund - A	$399	$0	$1,838	$147

IFS acts as the transfer agent for High Income Fund and S-T Gov Fund at a monthly variable fee equal to 0.12% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Funds’ average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. IFS acts as the transfer agent for Dividend Harvest Fund, Growth & Income Fund, and MNA Resources Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statements of Operations.

IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis and an additional fee of $1,000 per month for each additional share class plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Twelve Months Ended 7/31/2022		Payable 7/31/2022
	Transfer	Admin.	Transfer	Admin.
	Agency Fees	Service Fees	Agency Fees	Service Fees
Dividend Harvest Fund	$392,624	$325,834	$37,728	$32,122
Growth & Income Fund	$191,366	$168,492	$17,899	$13,046
High Income Fund	$93,322	$127,896	$8,877	$10,221
MNA Resources Fund	$293,887	$229,125	$12,560	$19,850
S-T Gov Fund	$45,160	$74,225	$4,102	$5,453

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The MNA Resources Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

NOTE 9: Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At July 31, 2022, the following shareholder held over 25% of S-T Gov Class I’s shares outstanding:

Marc Brownstein             27.16%

NOTE 10: Subsequent Events

The Board of Trustees approved a change in the name of ESG Growth & Income Fund. Effective October 20, 2022, the Fund’s name is Integrity Growth & Income Fund.

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring disclosure.

INTEGRITY DIVIDEND HARVEST FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

					Seven
	Year	Year	Year	Year	Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17
NET ASSET VALUE, BEGINNING OF PERIOD	$15.12	$12.71	$14.06	$14.24	$14.68	$14.33

Income (loss) from investment operations:
Net investment income (loss) (1))	$0.50	$0.47	$0.48	$0.44	$0.24	$0.41
Net realized and unrealized gain (loss) on investments (2)	1.21	2.41	(0.74)	0.66	(0.45)	1.16
Total from investment operations	$1.71	$2.88	$(0.26)	$1.10	$(0.21)	$1.57

Less Distributions:
Dividends from net investment income	$(0.50)	$(0.47)	$(0.49)	$(0.43)	$(0.23)	$(0.41)
Distributions from return of capital	0.00	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.59)	(0.85)	0.00	(0.81)
Total distributions	$(0.50)	$(0.47)	$(1.09)	$(1.28)	$(0.23)	$(1.22)

NET ASSET VALUE, END OF PERIOD	$16.33	$15.12	$12.71	$14.06	$14.24	$14.68

Total Return (excludes any applicable sales charge) #	11.41%	23.09%	(2.39%)	8.75%	(1.39%)	11.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$105,799	$88,405	$80,762	$91,602	$95,340	$111,696
Ratio of expenses to average net assets after waivers ^ (3)	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets before waivers ^	1.44%	1.48%	1.50%	1.51%	1.53%	1.49%
Ratio of net investment income to average net assets ^ (3)	3.13%	3.39%	3.58%	3.17%	2.92%	2.88%
Portfolio turnover rate #	14.84%	42.14%	51.62%	47.71%	23.05%	44.89%
Per share net investment income (loss) has been calculated using the average daily shares method.

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

					Seven
	Year	Year	Year	Year	Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17
NET ASSET VALUE, BEGINNING OF PERIOD	$15.00	$12.61	$13.96	$14.15	$14.59	$14.26

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.38	$0.37	$0.38	$0.34	$0.17	$0.31
Net realized and unrealized gain (loss) on investments (2)	1.19	2.39	(0.74)	0.65	(0.44)	1.14
Total from investment operations	$1.57	$2.76	$(0.36)	$0.99	$(0.27)	$1.45

Less Distributions:
Dividends from net investment income	$(0.38)	$(0.37)	$(0.39)	$(0.33)	$(0.17)	$(0.31)
Distributions from return of capital	0.00	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.59)	(0.85)	0.00	(0.81)
Total distributions	$(0.38)	$(0.37)	$(0.99)	$(1.18)	$(0.17)	$(1.12)

NET ASSET VALUE, END OF PERIOD	$16.19	$15.00	$12.61	$13.96	$14.15	$14.59

Total Return (excludes any applicable sales charge) #	10.54%	22.19%	(3.13%)	7.92%	(1.78%)	10.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$22,463	$15,762	$14,194	$13,637	$14,014	$17,126
Ratio of expenses to average net assets after waivers ^ (3)	1.70%	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets before waivers ^	2.19%	2.23%	2.25%	2.26%	2.28%	2.24%
Ratio of net investment income to average net assets ^ (3)	2.38%	2.64%	2.83%	2.42%	2.17%	2.14%
Portfolio turnover rate #	14.84%	42.14%	51.62%	47.71%	23.05%	44.89%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

					Seven
	Year	Year	Year	Year	Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17
NET ASSET VALUE, BEGINNING OF PERIOD	$15.13	$12.72	$14.07	$14.25	$14.69	$14.34

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.55	$0.51	$0.51	$0.48	$0.26	$0.45
Net realized and unrealized gain (loss) on investments (2)	1.20	2.41	(0.74)	0.66	(0.46)	1.16
Total from investment operations	$1.75	$2.92	$(0.23)	$1.14	$(0.20)	$1.61

Less Distributions:
Dividends from net investment income	$(0.54)	$(0.51)	$(0.52)	$(0.47)	$(0.24)	$(0.45)
Distributions from return of capital	0.00	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.59)	(0.85)	0.00	(0.81)
Total distributions	$(0.54)	$(0.51)	$(1.12)	$(1.32)	$(0.24)	$(1.26)

NET ASSET VALUE, END OF PERIOD	$16.34	$15.13	$12.72	$14.07	$14.25	$14.69

Total Return (excludes any applicable sales charge) #	11.68%	23.38%	(2.14%)	9.01%	(1.26%)	11.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$123,271	$64,062	$52,298	$30,794	$21,565	$21,252
Ratio of expenses to average net assets after waivers ^ (3)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets before waivers ^	1.19%	1.23%	1.25%	1.26%	1.28%	1.24%
Ratio of net investment income to average net assets ^ (3)	3.38%	3.64%	3.83%	3.42%	3.18%	3.14%
Portfolio turnover rate #	14.84%	42.14%	51.62%	47.71%	23.05%	44.89%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ESG GROWTH & INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

					Seven
	Year	Year	Year	Year	Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17
NET ASSET VALUE, BEGINNING OF PERIOD	$80.95	$60.74	$59.55	$56.62	$53.51	$48.38

Income (loss) from investment operations:
Net investment income (loss) (1)	0.16	0.29	$0.57	$0.62	$0.27	$0.58
Net realized and unrealized gain (loss) on investments (2)	(6.83)	20.35	6.17	5.57	2.84	8.46
Total from investment operations	$(6.67)	$20.64	$6.74	$6.19	$3.11	$9.04

Less Distributions:
Dividends from net investment income	$(0.08)	$(0.41)	$(0.83)	$(0.32)	$0.00	$(0.58)
Distributions from net realized gains	(0.48)	(0.02)	(4.72)	(2.94)	0.00	(3.33)
Total distributions	$(0.56)	$(0.43)	$(5.55)	$(3.26)	$0.00	$(3.91)

NET ASSET VALUE, END OF PERIOD	$73.72	$80.95	$60.74	$59.55	$56.62	$53.51

Total Return (excludes any applicable sales charge) #	(8.37% )	34.11%	11.42%	12.21%	5.81%	18.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$49,909	$52,676	$39,422	$37,464	$34,948	$34,600
Ratio of expenses to average net assets after waivers ^ (3)	1.24%	1.24%	1.24%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before waivers ^	1.80%	1.80%	1.87%	1.93%	1.93%	1.95%
Ratio of net investment income to average net assets ^ (3)	0.20%	0.41%	0.98%	1.11%	0.85%	1.07%
Portfolio turnover rate #	3.78%	11.22%	11.44%	14.11%	5.99%	32.42%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ESG GROWTH & INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

					Seven
	Year	Year	Year	Year	Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17
NET ASSET VALUE, BEGINNING OF PERIOD	$78.94	$59.67	$58.95	$56.45	$53.49	$48.38

Income (loss) from investment operations:
Net investment income (loss) (1)	$(0.42)	$0.00	$0.70	$0.75	$0.12	$0.17
Net realized and unrealized gain (loss) on investments (2)	(6.63)	19.86	5.73	5.14	2.84	8.44
Total from investment operations	$(7.05)	$19.86	$6.43	$5.89	$2.96	$8.61

Less Distributions:
Dividends from net investment income	$0.00	$(0.57)	$(0.99)	$(0.45)	$0.00	$(0.17)
Distributions from net realized gains	(0.48)	(0.02)	(4.72)	(2.94)	0.00	(3.33)
Total distributions	$(0.48)	$(0.59)	$(5.71)	$(3.39)	$0.00	$(3.50)

NET ASSET VALUE, END OF PERIOD	$71.41	$78.94	$59.67	$58.95	$56.45	$53.49

Total Return (excludes any applicable sales charge) #	-9.05%	33.44%	10.97%	11.74%	5.53%	17.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$5,655	$5,041	$1,092	$248	$195	$225
Ratio of expenses to average net assets after waivers ^ (3)	1.99%	1.85%	1.62%	1.68%	1.70%	2.00%
Ratio of expenses to average net assets before waivers ^	2.55%	2.20%	1.62%	1.68%	1.74%	2.70%
Ratio of net investment income (loss) to average net assets ^ (3)	(0.55%)	0.00%	1.23%	1.36%	0.39%	0.33%
Portfolio turnover rate #	3.78%	11.22%	11.44%	14.11%	5.99%	32.42%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ESG GROWTH & INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

					Seven
	Year	Year	Year	Year	Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17
NET ASSET VALUE, BEGINNING OF PERIOD	$81.06	$60.80	$59.61	$56.68	$53.49	$48.36

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.35	$0.48	$0.71	$0.76	$0.34	$0.72
Net realized and unrealized gain (loss) on investments (2)	(6.81)	20.37	6.19	5.58	2.85	8.46
Total from investment operations	$(6.46)	$20.85	$6.90	$6.34	$3.19	$9.18

Less Distributions:
Dividends from net investment income	$(0.27)	$(0.57)	$(0.99)	$(0.47)	$0.00	$(0.72)
Distributions from net realized gains	(0.48)	(0.02)	(4.72)	(2.94)	0.00	(3.33)
Total distributions	$(0.75)	$(0.59)	$(5.71)	$(3.41)	$0.00	$(4.05)

NET ASSET VALUE, END OF PERIOD	$73.85	$81.06	$60.80	$59.61	$56.68	$53.49

Total Return (excludes any applicable sales charge) #	(8.12%)	34.45%	11.68%	12.51%	5.96%	18.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$22,735	$24,784	$9,367	$1,544	$741	$690
Ratio of expenses to average net assets after waivers ^ (3)	0.99%	0.99%	0.99%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets before waivers ^	1.54%	1.55%	1.62%	1.68%	1.68%	1.69%
Ratio of net investment income to average net assets ^ (3)	0.45%	0.66%	1.23%	1.36%	1.08%	1.30%
Portfolio turnover rate #	3.78%	11.22%	11.44%	14.11%	5.99%	32.42%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

					Seven
	Year	Year	Year	Year	Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17
NET ASSET VALUE, BEGINNING OF PERIOD	$8.13	$7.65	$7.77	$7.66	$7.80	$7.66

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.31	$0.32	$0.37	$0.39	$0.23	$0.37
Net realized and unrealized gain (loss) on investments (2)	(0.80)	0.48	(0.12)	0.11	(0.14)	0.14
Total from investment operations	$(0.49)	$0.80	$0.25	$0.50	$0.09	$0.51

Less Distributions:
Dividends from net investment income	$(0.31)	$(0.32)	$(0.37)	$(0.39)	$(0.23)	$(0.37)
Total distributions	$(0.31)	$(0.32)	$(0.37)	$(0.39)	$(0.23)	$(0.37)

NET ASSET VALUE, END OF PERIOD	$7.33	$8.13	$7.65	$7.77	$7.66	$7.80

Total Return (excludes any applicable sales charge) #	(6.14%)	10.62%	3.37%	6.74%	1.21%	6.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$25,736	$26,725	$25,309	$24,704	$24,099	$24,628
Ratio of expenses to average net assets after waivers ^ (3)	0.99%	0.99%	0.95%	0.89%	0.89%	1.13%
Ratio of expenses to average net assets before waivers ^	1.63%	1.63%	1.69%	1.74%	1.73%	1.71%
Ratio of net investment income to average net assets ^ (3)	3.99%	3.99%	4.86%	5.10%	5.18%	4.80%
Portfolio turnover rate #	21.04%	35.74%	35.02%	28.24%	16.50%	29.22%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

					Seven
	Year	Year	Year	Year	Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17
NET ASSET VALUE, BEGINNING OF PERIOD	$8.15	$7.67	$7.78	$7.68	$7.82	$7.68

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.25	$0.26	$0.31	$0.33	$0.20	$0.31
Net realized and unrealized gain (loss) on investments (2)	(0.80)	0.48	(0.11)	0.10	(0.14)	0.14
Total from investment operations	$(0.55)	$0.74	$0.20	$0.43	$0.06	$0.45

Less Distributions:
Dividends from net investment income	$(0.25)	$(0.26)	$(0.31)	$(0.33)	$(0.20)	$(0.31)
Total distributions	$(0.25)	$(0.26)	$(0.31)	$(0.33)	$(0.20)	$(0.31)

NET ASSET VALUE, END OF PERIOD	$7.35	$8.15	$7.67	$7.78	$7.68	$7.82

Total Return (excludes any applicable sales charge) #	(6.82%)	9.78%	2.74%	5.81%	0.78%	5.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,634	$3,776	$2,753	$4,329	$4,813	$5,397
Ratio of expenses to average net assets after waivers ^ (3)	1.74%	1.74%	1.70%	1.64%	1.64%	1.88%
Ratio of expenses to average net assets before waivers ^	2.38%	2.38%	2.44%	2.49%	2.48%	2.46%
Ratio of net investment income to average net assets ^ (3)	3.24%	3.24%	4.11%	4.35%	4.43%	4.03%
Portfolio turnover rate #	21.04%	35.74%	35.02%	28.24%	16.50%	29.22%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

					Seven
	Year	Year	Year	Year	Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17
NET ASSET VALUE, BEGINNING OF PERIOD	$8.13	$7.64	$7.76	$7.66	$7.80	$7.65

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.33	$0.34	$0.39	$0.41	$0.24	$0.39
Net realized and unrealized gain (loss) on investments (2)	(0.81)	0.49	(0.12)	0.10	(0.14)	0.15
Total from investment operations	$(0.48)	$0.83	$0.27	$0.51	$0.10	$0.54

Less Distributions:
Dividends from net investment income	$(0.33)	$(0.34)	$(0.39)	$(0.41)	$(0.24)	$(0.39)
Total distributions	$(0.33)	$(0.34)	$(0.39)	$(0.41)	$(0.24)	$(0.39)

NET ASSET VALUE, END OF PERIOD	$7.32	$8.13	$7.64	$7.76	$7.66	$7.80

Total Return (excludes any applicable sales charge) #	(6.04%)	11.04%	3.63%	6.87%	1.36%	7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$24,286	$26,652	$9,163	$9,023	$2,709	$2,598
Ratio of expenses to average net assets after waivers ^ (3)	0.74%	0.74%	0.70%	0.64%	0.64%	0.87%
Ratio of expenses to average net assets before waivers ^	1.38%	1.37%	1.44%	1.49%	1.48%	1.46%
Ratio of net investment income to average net assets ^ (3)	4.24%	4.24%	5.11%	5.35%	5.43%	5.04%
Portfolio turnover rate #	21.04%	35.74%	35.02%	28.24%	16.50%	29.22%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

						Seven
	Year	Year		Year	Year	Months	Year
	Ended	Ended		Ended	Ended	Ended	Ended
	7/31/22	7/31/21		7/31/20	7/31/19	7/31/18	12/31/17
NET ASSET VALUE, BEGINNING OF PERIOD	$3.74	$2.59		$4.28	$5.60	$5.48	$5.93

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.06	$0.04		$0.07	$0.04	$0.01	$0.01
Net realized and unrealized gain (loss) on investments (2)	1.33	1.15		(1.66)	(1.34)	0.11	(0.45)
Total from investment operations	$1.39	$1.19		$(1.59)	$(1.30)	$0.12	$(0.44)

Less Distributions:
Dividends from net investment income	$(0.06)	$(0.04)		$(0.10)	$(0.02)	$0.00	$(0.01)
Distributions from return of capital	0.00	0.00	**	0.00	0.00	0.00	0.00
Total distributions	$(0.06)	$(0.04)		$(0.10)	$(0.02)	$0.00	$(0.01)

NET ASSET VALUE, END OF PERIOD	$5.07	$3.74		$2.59	$4.28	$5.60	$5.48

Total Return (excludes any applicable sales charge) #	37.38%	46.40%		(37.47%)	(23.11%)	2.19%	(7.48%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$95,211	$80,091		$69,684	$158,438	$282,793	$339,385
Ratio of expenses to average net assets after waivers ^ (3)	1.50%	1.50%		1.50%	1.50%	1.49%	1.47%
Ratio of expenses to average net assets before waivers ^	1.50%	1.60%		1.59%	1.53%	1.49%	1.47%
Ratio of net investment income (loss) to average net assets ^ (3)	1.36%	1.18%		2.09%	0.79%	0.19%	0.15%
Portfolio turnover rate #	51.12%	71.19%		79.67%	70.73%	43.01%	41.31%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
**	Amount is less than $0.005.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

						Seven
	Year	Year		Year	Year	Months	Year
	Ended	Ended		Ended	Ended	Ended	Ended
	7/31/22	7/31/21		7/31/20	7/31/19	7/31/18	12/31/17
NET ASSET VALUE, BEGINNING OF PERIOD	$3.71	$2.57		$4.23	$5.53	$5.43	$5.89

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.04	$0.02		$0.05	$0.01	$(0.01)	$(0.02)
Net realized and unrealized gain (loss) on investments (2)	1.32	1.14		(1.64)	(1.31)	0.11	(0.44)
Total from investment operations	$1.36	$1.16		$(1.59)	$(1.30)	$0.10	$(0.46)

Less Distributions:
Dividends from net investment income	$(0.03)	$(0.02)		$(0.07)	$0.00	$0.00	$0.00
Distributions from return of capital	0.00	0.00	**	0.00	0.00	0.00	0.00
Total distributions	$(0.03)	$(0.02)		$(0.07)	$0.00	$0.00	$0.00

NET ASSET VALUE, END OF PERIOD	$5.04	$3.71		$2.57	$4.23	$5.53	$5.43

Total Return (excludes any applicable sales charge) #	36.90%	45.65%		(37.78%)	(23.51%)	1.84%	(7.81%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$8,893	$9,451		$9,730	$17,463	$31,899	$37,629
Ratio of expenses to average net assets after waivers ^ (3)	2.00%	2.00%		2.00%	2.00%	1.99%	1.97%
Ratio of expenses to average net assets before waivers ^	2.00%	2.10%		2.09%	2.03%	1.99%	1.97%
Ratio of net investment income (loss) to average net assets ^ (3)	0.85%	0.68%		1.58%	0.29%	(0.32%)	(0.34%)
Portfolio turnover rate #	51.12%	71.19%		79.67%	70.73%	43.01%	41.31%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
**	Amount is less than $0.005.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

						Seven
	Year	Year		Year	Year	Months	Year
	Ended	Ended		Ended	Ended	Ended	Ended
	7/31/22	7/31/21		7/31/20	7/31/19	7/31/18	12/31/17
NET ASSET VALUE, BEGINNING OF PERIOD	$3.71	$2.57		$4.26	$5.60	$5.47	$5.92

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.08	$0.06		$0.09	$0.06	$0.02	$0.04
Net realized and unrealized gain (loss) on investments (2)	1.32	1.14		(1.64)	(1.35)	0.11	(0.45)
Total from investment operations	$1.40	$1.20		$(1.55)	$(1.29)	$0.13	$(0.41)

Less Distributions:
Dividends from net investment income	$(0.08)	$(0.06)		$(0.14)	$(0.05)	$0.00	$(0.04)

Distributions from return of capital	0.00	0.00	**	0.00	0.00	0.00	0.00
Total distributions	$(0.08)	$(0.06)		$(0.14)	$(0.05)	$0.00	$(0.04)

NET ASSET VALUE, END OF PERIOD	$5.03	$3.71		$2.57	$4.26	$5.60	$5.47

Total Return (excludes any applicable sales charge) #	38.17%	47.12%		(37.04%)	(22.84%)	2.38%	(6.92%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$42,940	$19,839		$9,069	$20,898	$44,757	$60,562
Ratio of expenses to average net assets after waivers ^ (3)	1.00%	1.00%		1.00%	1.00%	0.99%	0.97%
Ratio of expenses to average net assets before waivers ^	1.00%	1.08%		1.09%	1.03%	0.99%	0.97%
Ratio of net investment income to average net assets ^ (3)	1.86%	1.68%		2.59%	1.29%	0.69%	0.71%
Portfolio turnover rate #	51.12%	71.19%		79.67%	70.73%	43.01%	41.31%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
**	Amount is less than $0.005.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY SHORT TERM GOVERNMENT FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Two	Period
	Year	Year	Months	From
	Ended	Ended	Ended	1/21/20* to
	7/31/22	7/31/21	7/31/20	5/31/20
NET ASSET VALUE, BEGINNING OF PERIOD	$8.98	$9.22	$9.21	$9.26

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.07	$0.19	$0.02	$0.09
Net realized and unrealized gain (loss) on investments (2)	(0.47)	(0.14)	0.02	0.02
Total from investment operations	$(0.40)	$0.05	$0.04	$0.11

Less Distributions:
Dividends from net investment income	$(0.15)	$(0.29)	$(0.03)	$(0.16)
Total distributions	$(0.15)	$(0.29)	$(0.03)	$(0.16)

NET ASSET VALUE, END OF PERIOD	$8.43	$8.98	$9.22	$9.21

Total Return (excludes any applicable sales charge) #	(4.51%)	0.50%	0.41%	1.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$703	$724	$15	$15
Ratio of expenses to average net assets after waivers ^ (3)	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before waivers ^	1.18%	1.17%	1.33%	1.28%
Ratio of net investment income (loss) to average net assets ^ (3)	0.84%	2.14%	1.53%	2.68%
Portfolio turnover rate #	51.52%	140.79%	16.03%	65.85%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY SHORT TERM GOVERNMENT FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Two
	Year	Year	Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/22	7/31/21	7/31/20	5/31/20	5/31/19	5/31/18
NET ASSET VALUE, BEGINNING OF PERIOD	$8.98	$9.22	$9.21	$9.30	$9.36	$9.51

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.09	$0.22	$0.03	$0.36	$0.29	$0.26
Net realized and unrealized gain (loss) on investments (2)	(0.46)	(0.15)	0.01	(0.05)	(0.05)	(0.11)
Total from investment operations	$(0.37)	$0.07	$0.04	$0.31	$0.24	$0.15

Less Distributions:
Dividends from net investment income	$(0.17)	$(0.31)	$(0.03)	$(0.40)	$(0.30)	$(0.30)
Total distributions	$(0.17)	$(0.31)	$(0.03)	$(0.40)	$(0.30)	$(0.30)

NET ASSET VALUE, END OF PERIOD	$8.44	$8.98	$9.22	$9.21	$9.30	$9.36

Total Return (excludes any applicable sales charge) #	(4.18%)	0.75%	0.46%	3.25%	2.66%	1.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$19,609	$31,576	$34,741	$21,038	$17,418	$23,429
Ratio of expenses to average net assets after waivers ^ (3)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets before waivers ^	0.93%	0.93%	1.08%	1.21%	1.24%	0.90%
Ratio of net investment income (loss) to average net assets ^ (3)	1.09%	2.38%	1.78%	3.88%	3.11%	2.71%
Portfolio turnover rate #	51.52%	140.79%	16.03%	65.85%	15.24%	98.95%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Integrity Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Integrity Funds comprising the funds listed below (the “Funds”) as of July 31, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for each of the periods indicated below, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Integrity Dividend Harvest Fund, Integrity ESG Growth & Income Fund, Integrity High Income Fund, and Integrity Mid-North American Resources Fund	For the year ended July 31, 2022	For the years ended July 31, 2022 and 2021	For the years ended July 31, 2022, 2021, 2020 and 2019, the seven months ended July 31, 2018, and the year ended December 31, 2017
Integrity Short Term Government Fund	For the year ended July 31, 2022	For the years ended July 31, 2022 and 2021	For the years ended July 31, 2022 and 2021, the two months ended July 31, 2020, and the years ended May 31, 2020, 2019 and 2018

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, counterparties and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Viking Fund Management since 2009.

COHEN & COMPANY, LTD.

Cleveland, Ohio

September 29, 2022

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses
		Account	Account	Paid	Annualized
		Value	Value	During	Expense
		1/31/22	7/31/22	Period*	Ratio
Integrity Dividend Harvest Fund	Actual - Class A	$1,000.00	$1,001.90	$4.72	0.95%
	Actual - Class C	$1,000.00	$998.20	$8.42	1.70%
	Actual - Class I	$1,000.00	$1,003.10	$3.48	0.70%
	Hypothetical - Class A	$1,000.00	$1,020.08	$4.76	0.95%
	Hypothetical - Class C	$1,000.00	$1,016.36	$8.50	1.70%
	Hypothetical - Class I	$1,000.00	$1,021.32	$3.51	0.70%
Integrity Growth & Income Fund	Actual - Class A	$1,000.00	$893.10	$5.82	1.24%
	Actual - Class C	$1,000.00	$889.80	$7.36	1.57%
	Actual - Class I	$1,000.00	$894.20	$4.65	0.99%
	Hypothetical - Class A	$1,000.00	$1,018.65	$6.21	1.24%
	Hypothetical - Class C	$1,000.00	$1,017.01	$7.85	1.57%
	Hypothetical - Class I	$1,000.00	$1,019.89	$4.96	0.99%
Integrity High Income Fund	Actual - Class A	$1,000.00	$954.50	$4.80	0.99%
	Actual - Class C	$1,000.00	$951.20	$8.42	1.74%
	Actual - Class I	$1,000.00	$954.40	$3.59	0.74%
	Hypothetical - Class A	$1,000.00	$1,019.89	$4.96	0.99%
	Hypothetical - Class C	$1,000.00	$1,016.17	$8.70	1.74%
	Hypothetical - Class I	$1,000.00	$1,021.12	$3.71	0.74%
Integrity Mid-North American Resources Fund	Actual - Class A	$1,000.00	$1,169.00	$8.07	1.50%
	Actual - Class C	$1,000.00	$1,166.70	$10.74	2.00%
	Actual - Class I	$1,000.00	$1,171.30	$5.38	1.00%
	Hypothetical - Class A	$1,000.00	$1,017.36	$7.50	1.50%
	Hypothetical - Class C	$1,000.00	$1,014.88	$9.99	2.00%
	Hypothetical - Class I	$1,000.00	$1,019.84	$5.01	1.00%
Integrity Short Term Government Fund	Actual - Class A	$1,000.00	$971.40	$3.91	0.80%
	Actual - Class I	$1,000.00	$973.60	$2.69	0.55%
	Hypothetical - Class A	$1,000.00	$1,020.83	$4.01	0.80%
	Hypothetical - Class I	$1,000.00	$1,022.07	$2.76	0.55%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 181 days in the one-half year period, and divided by 365 days in the fiscal year (to reflect the one-half year period).

LIQUIDITY RISK MANAGEMENT PROGRAM (unaudited)

The Viking Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources. The Viking Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Viking Fund Management Inc. ("Viking"), as the administrator of the LRMP.

Viking manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis.

At a meeting held on May 6, 2022, Viking provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Viking concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Viking to oversee and manage liquidity risk and ensure the Funds are able to meet redemption requests without significant dilution to the remaining investors' interest in the Funds. During the review period, the Funds' portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Funds reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Viking indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees (“Board”) of the Funds consists of four Trustees (the “Trustees”). These same individuals, unless otherwise noted, also serve as trustees for the six series of Viking Mutual Funds. Three Trustees are not “interested persons” (75% of the total) as defined under the 1940 Act (the “Independent Trustees”). The remaining Trustee is “interested” (the “Interested Trustees”) by virtue of his affiliation with Viking Fund Management, LLC and its affiliates.”

For the purposes of this section, the “Fund Complex” consists of the five series of The Integrity Funds and the six series of Viking Mutual Funds.

Each Trustee serves a Fund until its termination; or until the Trustee’s retirement, resignation, or death; or otherwise as specified in the Funds’ organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Wade A. Dokken Birth date: March 3, 1960 Began serving: February 2016 Funds overseen: 11 funds

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present), Trustee: Integrity Managed Portfolios (2016 to 2018), The Integrity Funds (2016 to present), and Viking Mutual Funds (2016 to present)

Other Directorships Held: Not Applicable

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to 2019); Trustee: Integrity Managed Portfolios (1999 to 2018), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Peoples State Bank of Velva

Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 11 funds

Principal occupation(s): Minot State University (1999 to present); Trustee: Integrity Managed Portfolios (2006 to 2018), The Integrity Funds (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The Statement of Additional Information (“SAI”) contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Trustee and Chairman: Integrity Managed Portfolios (1996 to 2018), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

(1) Trustee who is an “interested person” of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 1999

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Integrity Managed Portfolios (2009 to 2018), The Integrity Funds (2009 to present), and Viking Mutual Funds (1999 to present)

Other Directorships Held: Minot Area Community Foundation

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President: Integrity Managed Portfolios (1996 to 2018); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Shelly Nahrstedt Treasurer Birth date: August 31, 1961 Began serving: August 2020

Principal occupation(s): Chief Operating Officer, Integrity Fund Services, LLC, and Treasurer, The Integrity Funds (2020 to present); Director of Financial Fund Administration, PNC Capital Advisors, LLC, and Treasurer, PNC Funds (2018-2019); Director, Cohen & Company (2003-2018).

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Managed Portfolios (2005 to 2018), The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary: Integrity Managed Portfolios (2009 to 2018), The Integrity Funds and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 11/2017

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number, name, address

•   Account balance, transaction history, account transactions

•   Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do
How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

•   train employees on privacy, information security and protection of client information.

•   limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?

We collect your personal information, for example, when you:

•   open an account or seek financial or tax advice

•   provide account information or give us your contact information

•   make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes-information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies

•   The Integrity Funds

•   Viking Mutual Funds

•   Corridor Investors, LLC

•   Viking Fund Management, LLC

•   Integrity Funds Distributor, LLC

•   Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn’t jointly market.

Integrity Viking Funds includes:

  The Integrity Funds
  Viking Mutual Funds

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(s). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT(s) and N-CSR(s) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-PORT(s) and N-CSR(s) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Equity Funds

Integrity Dividend Harvest Fund

Integrity ESG Growth & Income Fund

Integrity Mid-North American Resources Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota

Viking Tax-Free Fund for Montana

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

Government Bond Fund

Integrity Short Term Government Fund

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant’s principal executive officer and principal financial officer (herein referred to as the “Code”). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. (“Cohen”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $74,048 for the year ended July 31, 2022 and $71,804 for the year ended July 31, 2021.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended July 31, 2022 and $0 for the year ended July 31, 2021.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $12,500 for the year ended July 31, 2022 and $15,500 for the year ended July 31, 2021. Such services included review of excise distribution calculations (if applicable), preparation of the Trust’s federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year-end were performed by Cohen’s full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant’s Independence: The registrant’s auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

October 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

October 3, 2022

By: /s/ Shelly Nahrstedt
Shelly Nahrstedt
Treasurer

October 3, 2022